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                               SECURITY AGREEMENT


                              ACCURIDE CANADA INC.

                     incorporated under the laws of Ontario


               THIS SECURITY AGREEMENT is made as of the 27th day of July, 2001 by ACCURIDE CANADA INC. (the "CORPORATION"), whose principal office or place of business in the Province of Ontario is located at 31 Firestone Blvd, London, Ontario N5W 6E6, telecopy number (519) 453-0395 to CITICORP USA, INC. (the "ADMINISTRATIVE AGENT") whose address is at 388 Greenwich Street, 19th Floor, New York, New York, 10013, Attention: Mark Floyd, telecopy number (212) 816-0636, in its capacity as Administrative Agent, for the benefit of the Secured Parties referred to and defined in the Credit Agreement (as defined in Schedule A).

PRELIMINARY STATEMENTS

               (1) Pursuant to the Credit Agreement, the Corporation has agreed to grant a first priority security interest in all of its assets and property now owned or hereafter acquired to secure its Obligations under the Term A Facility and otherwise in respect of the Loan Documents.

               (2) It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry into Bank Hedge Agreements by the Hedge Banks from time to time that the Corporation shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Security Agreement.

               FOR VALUABLE CONSIDERATION (the receipt and sufficiency of which are hereby conclusively acknowledged), the Corporation covenants, acknowledges, represents and warrants to and in favour of the Administrative Agent as follows:


                           ARTICLE 1 - INTERPRETATION


SECTION 1.1    DEFINITIONS

               Each word and phrase defined in Schedule A is used in this Security Agreement with the respective defined meaning assigned to it in Schedule A. Words and phrases defined in the PPSA and used without initial capitals in this Security Agreement (including in Schedule A) have the meanings assigned to them in the PPSA, unless the context otherwise requires. Capitalized terms used in this Security Agreement and not defined herein shall bear the same meanings as they have in the Credit Agreement.

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SECTION 1.2    STATUTES

               A reference in this Security Agreement to a statute refers to that statute as it may be amended, and to any restated or successor legislation of comparable effect.

SECTION 1.3    AGREEMENTS

               Each reference in this Security Agreement to any Agreement (including this Security Agreement and any other term defined in Schedule A that is an Agreement), document or instrument shall be construed so as to include such Agreement (including any attached schedules, appendices and exhibits), document or instrument and each amendment, supplement, other modification, amendment and restatement of it made at or before the time in question.

SECTION 1.4    HEADINGS

               The Article and Section headings in this Security Agreement are included solely for convenience, are not intended to be full or accurate descriptions and shall not be considered part of this Security Agreement.

SECTION 1.5    NUMBER AND GENDER

               In this Security Agreement, words (including defined terms) in the singular include the plural and vice-versa (the necessary changes being made to fit the context) and words in one gender include all genders.

SECTION 1.6    SCHEDULES

               The schedules to this Security Agreement shall be deemed to form part hereof as if incorporated in full herein. The schedules are as follows:


               Schedule A - Definitions
               Schedule B - Account Collateral
               Schedule C - Intellectual Property
               Schedule D - Corporation's Address(es) and Locations of
                            Collateral
               Schedule E - Corporation's Trade Names
               Schedule F - Investment Property
               Schedule G - Assigned Agreements

SECTION 1.7    EXHIBITS

               The Exhibits for this Security Agreement are as follows:

               Exhibit A (Section 3.1.7) - IP Security Agreement Supplement Exhibit B (Section 4.1.2) - Pledged Account Letter
               Exhibit C (Section 5.7)   - Assigned Agreement Consent
               Exhibit D (Section 12.2) - Cash Concentration Account Letter Exhibit E (Section 13.2) - Cash Collateral Account Letter

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                         ARTICLE 2 - SECURED OBLIGATIONS


               Notwithstanding anything to the contrary herein, the pledge and assignment of, and the grant of a lien on and a security interest in, the Collateral (as hereinafter defined) by the Corporation secures the payment of all Obligations of the Corporation now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, causes of action, costs, expenses or otherwise (all such Obligations being the "SECURED OBLIGATIONS").



                          ARTICLE 3 - GRANT OF SECURITY


SECTION 3.1    SECURITY INTEREST

               The Corporation hereby assigns and pledges to the Administrative Agent for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in, the Corporation's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by the Corporation, wherever located, and whether now or hereafter existing or arising (collectively, the "COLLATERAL"):

      3.1.1 all equipment in all of its forms, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "EQUIPMENT");


      3.1.2 all inventory in all of its forms (including, without limitation, (i) all wheels) and raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which the Corporation has an interest in mass or a joint or other interest or right of any kind including, without limitation, goods in which the Corporation has an interest or right as consignee, and (iii) goods that are returned to or repossessed or stopped in transit by the Corporation), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "INVENTORY");


      3.1.3 all Accounts, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such Accounts, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in Sections 3.1.4, 3.1.5 or 3.1.6 below, being the "RECEIVABLES", and any and all

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               such security agreements, leases and other contracts being the
               "RELATED CONTRACTS");

      3.1.4 the following (the "SECURITY COLLATERAL"), namely, all investment property in which the Corporation has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;


      3.1.5 each of the agreements (including, without limitation, the agreement described in Schedule G and each Hedge Agreement), to which the Corporation is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "ASSIGNED AGREEMENTS"), including, without limitation, (i) all rights of the Corporation to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of the Corporation to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Corporation for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of the Corporation to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all the Collateral being the "AGREEMENT COLLATERAL");


      3.1.6    the following (collectively, the "ACCOUNT COLLATERAL"):

                       (i) the accounts described in Part 1 of Schedule B (collectively, the "CASH CONCENTRATION ACCOUNTS" and each, a "CASH CONCENTRATION ACCOUNT", which expression shall extend to any new account opened by the Corporation as a Cash Concentration Account in accordance with the provisions of Section 12.2), all financial assets from time to time credited to the Cash Concentration Accounts (including, without limitation, all Canadian Cash Equivalents, as hereinafter defined, from time to time credited to the Cash Concentration Accounts), and all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Cash Concentration Accounts, and all of the Concentration Investments (as defined in Section 12.6) from time to time and all certificates and instruments, if any, from time to time representing or evidencing such Concentration Investments;

                       (ii) all the accounts described in Part 2 of Schedule B (the "PLEDGED ACCOUNTS") from time to time, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Accounts;

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                       (iii)  the Cash Collateral Account (as defined in Section
                       13.2), all financial assets from time to time credited to the Cash Collateral Account (including, without limitation, all Canadian Cash Equivalents, as hereinafter defined, from time to time credited to the Cash
                       Collateral Account), all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Account, and all of the Collateral Investments (as defined in Section 13.6) from time to time and all certificates and instruments, if any, from time to time representing or evidencing such Collateral Investments;

                       (iv) all other deposit or operating accounts of the Corporation from time to time all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit or operating accounts (including, without limitation, the accounts described in Part 3 of Schedule B);

                       (v) all notes, certificates of deposit, deposit accounts, cheques and other instruments from time to time delivered to or otherwise possessed by the Administrative Agent for or on behalf of the Corporation, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                       (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

      3.1.7    the following (collectively, the "INTELLECTUAL PROPERTY
               COLLATERAL"):

                             (i) all Canadian, international and foreign
               patents, patent applications and statutory invention registrations, including, without limitation, the patents and patent applications set forth in Part 1 of Schedule C hereto (as such Schedule C may be supplemented from time to time by supplements to this Security Agreement, each such supplement being in substantially the form of Exhibit A hereto (an "IP SECURITY AGREEMENT SUPPLEMENT"), executed and delivered by the Corporation to the Administrative Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of the Corporation accruing thereunder or pertaining thereto (the "PATENTS");

                             (ii) all trademarks (including, without limitation,
               service marks), certification marks, collective marks, trade dress, logos, domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, including, without limitation, the trademark

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                                       -6-

               registrations and trademark applications set forth in Part 2 of Schedule C hereto (as such Schedule C may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by the Corporation to the Administrative Agent from time to time), and all other marks registered in the Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith to the extent that a valid security interest may not be taken in such an intent-to-use trademark application under applicable law), and all rights therein provided by international treaties or conventions, all reissues, extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Corporation accruing thereunder or pertaining thereto (the "TRADEMARKS");

                             (iii) all copyrights, copyright applications,
               copyright registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in Schedule C hereto including, without limitation, the trademark registrations and trademark applications set forth in Part 3 Schedule C hereto (as such Schedule C may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by the Corporation to the Administrative Agent from time to time), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Corporation accruing thereunder or pertaining thereto (the "COPYRIGHTS");

                             (iv) all confidential and proprietary information,
               including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (the "TRADE SECRETS");

                             (v) all computer software programs and databases
               (including, without limitation, source code, object code and all related applications and data files), firmware, and documentation and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing (the "COMPUTER SOFTWARE");

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                             (vi) all license agreements, permits,
               authorizations and franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets or Computer Software, or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person, including, without limitation, the license agreements set forth in Part 4 of Schedule C hereto (as such Schedule C may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by the Corporation to the Administrative Agent from time to time), and all income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises, (the "LICENSES"); and

                             (vii) any and all claims for damages for past,
               present and future infringement, misappropriation or breach with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Licenses, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and


      3.1.8 all proceeds of any and all of the Collateral (including, without limitation, proceeds that constitute property of the types described in Sections 3.1.1 to 3.1.7 and this Section 3.1.8 and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.


SECTION 3.2    PURCHASE-MONEY SECURITY INTERESTS


               The Security Interests are purchase-money security interests to the extent that they satisfy the criteria for such interests in the PPSA.


SECTION 3.3    ATTACHMENT

               The Corporation acknowledges that value has been given, that the Corporation and the Administrative Agent have not agreed to postpone the time for attachment and that the Security Interests are intended to attach, as to all of the Collateral in which the Corporation now has rights, when the Corporation executes this Security Agreement, and, as to all Collateral in which the Corporation does not have rights until after the execution of this Security Agreement, when the Corporation first has such rights. For certainty, the Corporation confirms and agrees that the Security Interests are intended to attach to all Collateral in which each successor of the Corporation at any time has rights.


SECTION 3.4    SALE OF INVENTORY

               Prior to any Default under Section 7.01(a) or (f) of the Credit Agreement or any Event of Default, the Corporation may, provided to do so is not contrary to any provision hereof or of any Loan Document or any other Agreement from time to time in effect to which the Corporation and the Administrative Agent are party, dispose of or deal with its inventory,

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                                       -8-

equipment and other goods on ordinary commercial terms, in the ordinary course of its business and for the purpose of carrying on such business, except that the Corporation shall not create, assume or have outstanding, other than to the Administrative Agent, any Lien on the Collateral other than Permitted Liens. All rights of the Corporation as vendor, consignor or lessor of inventory and all resulting Accounts shall be subject to the Security Interests.


SECTION 3.5    CORPORATION REMAINS LIABLE

               Anything herein to the contrary notwithstanding, (a) the Corporation shall remain liable under the contracts and agreements included in the Corporation's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release the Corporation from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of the Corporation thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


SECTION 3.6    COMMINGLED GOODS


               If any Collateral subsequently becomes part of a product or mass to which the security interest of another secured party attaches, "the cost of the total product or mass" within the meaning of Section 37 of the PPSA shall not exceed the sum of the cost of such Collateral and the cost of all other goods forming part of such product or mass in which other secured parties have a security interest. The Security Interests shall extend to all Accounts, Replacements or Proceeds arising from any dealing with such product or mass, ranking in priority to those of any other Person holding a Lien upon such product or mass.


SECTION 3.7    LEASES


               The last day of the term of any lease, oral or written, or any Agreement therefor, now held by the Corporation, or in which the Corporation hereinafter has rights, shall be exempted from the Security Interests but the Corporation shall stand possessed of such one day remaining upon trust for the Administrative Agent to assign and dispose of the same as the Administrative Agent directs.


SECTION 3.8    LICENSES, ASSIGNED AGREEMENTS AND CONTRACTS


               If the Corporation cannot lawfully or effectively grant the Security Interests in any License, Assigned Agreement or other contract (collectively the "INTANGIBLES") in which it now or hereafter has rights because the Intangible prohibits or restricts such Security Interests, the Intangible requires the consent of any Person which has not been obtained or the grant of such Security Interests in the Intangible would contravene Applicable Law, that Intangible shall not be subject to the Security Interests unless and until such Agreements, consents, waivers and approvals as may be required to render the grant of the Security Interests in such Intangible

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                                       -9-

lawful and effective have been obtained ("REQUIRED APPROVALS"). The Security Interests shall nonetheless immediately attach to any rights of the Corporation arising under, by reason of, or otherwise in respect of such Intangible, such as the right to receive payments thereunder and all Proceeds of the Intangible, ("RELATED RIGHTS") if and to the extent and as at the time such attachment to the Related Rights is not unlawful. To the extent permitted by Applicable Law, the Corporation will provide the Administrative Agent with the benefits of such License and will enforce all Related Rights at the direction of the Administrative Agent for the benefit of the Secured Parties or such other Person (including any purchaser of Collateral from the Administrative Agent or any Receiver) as the Administrative Agent may designate. After a Default occurs under Section 7.01(a) or (f) of the Credit Agreement and is continuing, or upon the occurrence of an Event of Default, the Corporation shall forthwith use best efforts to obtain, as soon as reasonably practicable, all such Required Approvals. The Corporation agrees with the Administrative Agent to obtain, maintain and preserve all Intangibles necessary or of advantage to conduct its business and to own its assets and it will ensure that all such Intangibles are issued in the Corporation's name or directly in favour of the Corporation, and the Corporation shall promptly notify the Administrative Agent of any pending or threatened changes to, expiry of or losses of such Intangibles.


SECTION 3.9    UNLIMITED LIABILITY COMPANIES


               If the grant by the Corporation of the Security Interests in any rights of the Corporation in or to any shares in the capital stock of an Unlimited Liability Company would impose obligations on the Secured Parties, such shares shall not be subject to the Security Interests. The Security Interests shall nonetheless immediately attach to any rights of the Corporation arising under, by reason of or otherwise in respect of such shares, such as the right to receive dividends and all proceeds of such shares, ("SHARE-RELATED RIGHTS") if and to the extent and as at the time such attachment to the Share-related Rights would not impose obligations on the Secured Parties. To the extent obligations would not be imposed on the Secured Parties, the Corporation will provide the Administrative Agent with the benefits of such shares and will enforce all Share-related Rights at the direction of the Administrative Agent for the benefit of the Secured Parties or such other Person (including any purchaser of Collateral from the Administrative Agent or any Receiver) as the Administrative Agent may designate.


SECTION 3.10   SECURITIES


      3.10.1 Within five Business Days of acquiring rights in securities (with respect to securities in which the Corporation hereafter has rights), the Corporation shall from time to time physically deliver to the Administrative Agent the certificates and other evidences of ownership representing any securities in which the Corporation now or hereafter has rights to be held in pledge by the Administrative Agent under this Security Agreement.


      3.10.2 The Administrative Agent may at any time require the Corporation to transfer registered ownership of securities into the name of the Administrative Agent, any Representative of the Administrative Agent or a nominee for the Administrative Agent.

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      3.10.3   Subject to Subsection 3.10.4, all rights conferred by statute or otherwise upon a registered holder of securities shall:


               3.10.3.1 with respect to any securities assigned by or pursuant to this Security Agreement and registered in the name of the Administrative Agent or its Representative or its nominee, be exercised as the Corporation may direct; and


               3.10.3.2 with respect to any securities assigned by or pursuant to this Security Agreement and registered in the name of the Corporation or its nominee, be exercised by the Corporation.


      3.10.4 With respect to the Corporation's rights relating to any securities:


               3.10.4.1 such rights shall not be exercised in any manner which would be reasonably likely to be inconsistent with the security intended to be conferred on the Administrative Agent by or pursuant to this Security Agreement;


               3.10.4.2 the Corporation shall not, without the prior written consent of the Administrative Agent, by the exercise of any of such rights or otherwise, permit or agree to any variation of the rights attached to or conferred by any of the securities, participate in any rights issue, elect to receive or vote in favour of receiving any dividends other than in the form of cash or participate in any vote concerning a dissolution, liquidation or winding-up pursuant to the OBCA (or any similar proceeding under any other applicable statute) other than as expressly permitted by written agreement with the Administrative Agent; and


               3.10.4.3 after the occurrence of a Default under Section 7.01(a) or (f) of the Credit Agreement that is continuing, or upon the occurrence of an Event of Default (and without any consent or authority on the part of the Corporation), unless the Administrative Agent waives in writing such Default or, as applicable, Event of Default, the Administrative Agent and its Representatives and nominees may at the Administrative Agent's discretion (in the name of the Corporation or otherwise) exercise or cause to be exercised in respect of any of the securities any voting rights or rights to receive dividends, interest, principal or other payments of money, as the case may be, (which in the case of such payments of money shall be applied by the Administrative Agent in accordance with the Credit Agreement) forming part of the securities and all other rights conferred on or exercisable by the bearer or holder thereof.

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SECTION 3.11   TRANSFERS AND OTHER LIENS

               The Corporation shall not (i) convey, transfer, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option or other right to purchase or otherwise acquire, any of the Collateral, except for such conveyances, sales, transfers, assignments and dispositions that are expressly permitted under the Loan Documents, or (ii) create, incur, assume or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created or otherwise expressly permitted under the terms of the Loan Documents.


                        ARTICLE 4 - THE PLEDGED ACCOUNTS


SECTION 4.1    THE PLEDGED ACCOUNTS


               So long as any Advance under the Term A Facility or any other Obligation of the Corporation under any Loan Document shall remain unpaid, any Letter of Credit issued at the request of the Corporation shall be outstanding, any Bank Hedge Agreement to which the Corporation is a party shall be in effect or the Corporation shall have any Commitment under the Credit Agreement:


      4.1.1 The Corporation will instruct each Person obligated at any time to make any payment to the Corporation for any reason (an "OBLIGOR") to make such payment to a Cash Concentration Account or a Pledged Account of the Corporation.


      4.1.2 The Corporation agrees that it will not add any bank as a Pledged Account Bank or add any account as a Pledged Account to those listed in Part 2 of Schedule B hereto, unless the Administrative Agent shall have received at least 10 days' prior written notice of such addition and shall have received a Pledged Account Letter in the form set out in Exhibit B hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent (the "PLEDGED ACCOUNT LETTER") executed by the bank that has opened the said Pledged Account (a "PLEDGED ACCOUNT BANK") in favour of the Administrative Agent and the Corporation, or a supplement to an existing Pledged Account Letter covering such new Pledged Account, as the case may be (and, upon the receipt by the Administrative Agent of such Pledged Account Letter or supplement, Schedule B hereto shall be automatically amended to include such Pledged Account Bank or Pledged Account). The Corporation agrees that it will not terminate any bank as a Pledged Account Bank or terminate any account as a Pledged Account, unless the Administrative Agent shall have received at least 10 days' prior written notice of such termination (and, upon such termination, Schedule B hereto shall be automatically amended to delete such Pledged Account Bank or Pledged Account).


      4.1.3 Upon any termination of any Pledged Account Letter or other agreement with respect to the maintenance of a Pledged Account by the Corporation or any Pledged Account Bank, the Corporation will immediately notify all Obligors that were making payments to such Pledged Account to make all future payments to

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                                      -12-

               another Pledged Account or to a Cash Concentration Account. The Corporation agrees to terminate any or all Pledged Accounts and Pledged Account Letters upon request by the Administrative Agent.


      4.1.4 Concurrently with or promptly after entering into a Pledged Account Letter with any Pledged Account Bank, the Corporation will instruct such Pledged Account Bank by way of the Pledged Account Letter to transfer to a Cash Concentration Account, at the end of each Business Day, in same day funds, an amount equal to the credit balance of the Pledged Account with such Pledged Account Bank. If the Corporation shall fail to give any such instructions to any Pledged Account Bank, the Administrative Agent may do so without further notice to the Corporation.


SECTION 4.2    NO INSTRUCTIONS BEFORE DEFAULT

               The Administrative Agent hereby agrees with the Corporation that, unless a Default under Section 7.01(a) or (f) of the Credit Agreement has occurred and is continuing, or an Event of Default has occurred, the Administrative Agent shall not issue instructions under the Pledged Account Letters.


               ARTICLE 5 - REPRESENTATIONS AND WARRANTIES


               The corporation represents and warrants to and in favour of the Administrative Agent for the benefit of the Secured Parties as follows:


SECTION 5.1    INCORPORATION


               The Corporation is validly incorporated and organized and is a valid and subsisting corporation under the laws of Ontario.


SECTION 5.2    CORPORATE POWER

               The Corporation has the power, capacity, legal right and authority, and has taken all necessary corporate action, to issue and perform this Security Agreement and to grant the Security Interests.


SECTION 5.3    OWNERSHIP OF THE CORPORATION'S COLLATERAL


               The Corporation is the legal and beneficial owner of the Collateral of the Corporation free and clear of any Lien, claim, option or right of others, except for the security interest created under this Security Agreement or permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing the Corporation or any trade name of the Corporation as debtor is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to the Loan Documents or as otherwise permitted under the Credit Agreement. The Corporation has the trade names listed on Schedule E hereto.

SECTION 5.4    CORPORATION'S ADDRESS AND LOCATIONS OF COLLATERAL


               All of the Equipment and Inventory of the Corporation are located at the places specified therefor in Schedule D hereto, as such Schedule D may be amended from time to time to reflect a change in the location of such Equipment or Inventory. The jurisdiction of organization and the address of the chief executive office of the Corporation and the original copies of each material Assigned Agreement and Related Contract to which the Corporation is a party and all originals of all chattel paper that evidence Receivables of the Corporation, are located at the address or addresses specified therefor in Schedule D hereto, as such Schedule D may be amended from time to time pursuant to Section 9.2. Copies of each material Assigned Agreement have been delivered to the Administrative Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument in an aggregate amount exceeding $100,000 that has not been delivered to the Administrative Agent.


SECTION 5.5    EQUIPMENT AND INVENTORY


               The Corporation has exclusive possession and control of the Equipment and Inventory other than (i) Inventory with an aggregate value not exceeding $100,000 that is being processed by third-party processors pursuant to a contract with the Corporation, and (ii) Inventory stored at any leased premises or warehouse for which a landlord's or warehouseman's agreement, in form and substance reasonably satisfactory to the Administrative Agent, is in effect and which leased premises or warehouse is so indicated by an asterisk on Schedule D hereto, as such Schedule D may be amended from time to time to reflect a change in the location of such Equipment or Inventory.


SECTION 5.6    INVESTMENT PROPERTY


               All of the investment property owned by the Corporation as of the date hereof is listed on Schedule F hereto.


SECTION 5.7    ASSIGNED AGREEMENTS


               The Assigned Agreements to which the Corporation is a party have been duly authorized, executed and delivered by the Corporation and, to the knowledge of the Corporation, all other parties thereto, are in full force and effect and are binding upon and enforceable against all other parties thereto in accordance with their terms. There exists no default under any material Assigned Agreement to which the Corporation is a party by any party thereto. Each party to the Assigned Agreements for which the Administrative Agent has requested consent and to which the Corporation is a party (other than the Corporation) has executed and delivered to the Corporation a consent, in substantially the form of Exhibit C hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent, to the assignment of the Agreement Collateral to the Administrative Agent pursuant to this Security Agreement, provided that such consent shall not be required from any party if it is not obtained from such party after the exercise by the Corporation of commercially reasonable efforts.

SECTION 5.8    BANK ACCOUNTS


               The Corporation has no bank accounts other than those listed on Schedule B hereto, as such Schedule B may be amended from time to time pursuant to Section 4.1.2, 12.2, 12.11 or, as applicable, Section 13.2. The Corporation has instructed all existing Obligors to make all payments to a Cash Concentration Account or to a Pledged Account.


SECTION 5.9    PERFECTION OF SECURITY INTERESTS


               All filings and other actions necessary or desirable to perfect and protect the security interest in the Collateral of the Corporation created under this Security Agreement have been duly made or taken and are in full force and effect, and this Security Agreement creates in favor of the Administrative Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of the Corporation, securing the payment of the Secured Obligations.


SECTION 5.10   NO AUTHORIZATION REQUIRED


               Subject to Section 3.8, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by the Corporation of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Security Agreement by the Corporation, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), except for the filing of financing and financing change (renewal) statements under the PPSA, which financing statements have been duly filed and are in full force and effect, or (iii) for the exercise by the Administrative Agent of its rights provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement.


SECTION 5.11   PRODUCTION OF INVENTORY


               The Inventory that has been produced or distributed by the Corporation has been produced in compliance with all requirements of applicable law.


SECTION 5.12   INTELLECTUAL PROPERTY


               As to itself and its Intellectual Property Collateral:


      5.12.1 To the knowledge of the Corporation, the rights of the Corporation in or to the Intellectual Property Collateral do not conflict with, misappropriate or infringe upon the intellectual property rights of any third party, and no claim has been asserted that the use of such Intellectual Property Collateral does or may infringe upon the intellectual property rights of any third party that could reasonably be expected to have a Material Adverse Effect.


      5.12.2 The Corporation is the exclusive owner of the entire and unencumbered right, title and interest in and to the Intellectual Property Collateral and is entitled to use all such Intellectual Property Collateral without limitation, subject only to the license terms of the Licenses.


      5.12.3 The Intellectual Property Collateral set forth on Schedule C hereto includes all of the patents, patent applications, trademark registrations and applications, copyright registrations and applications and Licenses owned by the Corporation.


      5.12.4 Except for immaterial portions thereof, the Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part, and to the Corporation's knowledge, is valid and enforceable. The Corporation is not aware of any uses of any material item of Intellectual Property Collateral that could be expected to lead to such item becoming invalid or unenforceable.


      5.12.5 The Corporation has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every material item of Intellectual Property Collateral in full force and effect throughout the world in all jurisdictions reasonably necessary for the Corporation's use thereof, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the Patent and Trademark Office and in corresponding national and international patent offices, and recordation of any of its interests in the Copyrights with the Copyright Office and in corresponding national and international copyright offices. The Corporation has used proper statutory notice in connection with its use of each material patent, trademark and copyright of the Intellectual Property Collateral.


      5.12.6 No action, suit, investigation, litigation or proceeding has been asserted or is pending or, to the Corporation's knowledge, threatened against the Corporation (i) based upon or challenging or seeking to deny or restrict the use of any of the Intellectual Property Collateral, or (ii) alleging that any services provided by, processes used by, or products manufactured or sold by, the Corporation infringe upon or misappropriate any patent, trademark, copyright or any other proprietary right of any third party, except for such matters as could not reasonably be expected to have a Material Adverse Effect. To the best of the Corporation's knowledge, no Person is engaging in any activity that infringes upon or misappropriates the Intellectual Property Collateral or upon the rights of the Corporation therein, except for such matters as could not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule C hereto, the Corporation has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any part of the Intellectual Property Collateral, except for those that do not interfere in any material respect with the Corporation's use thereof.


      5.12.7 With respect to each material License: (A) such License is valid and binding and in full force and effect and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such License; (B) such

               License will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such License or otherwise give the licensor or licensee a right to terminate such License; (C) the Corporation has not received any notice of termination or cancellation under such License; (D) the Corporation has not received any notice of a breach or default under such License, which breach or default has not been cured; (E) the Corporation has not granted to any other third party any rights, adverse or otherwise, under such License; and (F) neither the Corporation nor any other party to such License is in breach or default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License.


      5.12.8 To the best of the Corporation's knowledge, except for such matters as could not reasonably be expected to have a Material Adverse Effect. (A) none of the Trade Secrets of the Corporation has been used, divulged, disclosed or appropriated to the detriment of the Corporation for the benefit of any other Person other than the Corporation; (B) no employee, independent contractor or agent of the Corporation has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of the Corporation; and (C) no employee, independent contractor or agent of the Corporation is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of the Corporation's Intellectual Property Collateral.





                         ARTICLE 6 - FURTHER ASSURANCES


SECTION 6.1    FURTHER ASSURANCES


               The Corporation agrees from time to time, at its sole expense, to promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Corporation will: (i) at the request of the Administrative Agent, mark conspicuously each document included in Inventory, each chattel paper included in Receivables, each Related Contract, each Assigned Agreement and, at the request of the Administrative Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Administrative Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;
(iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby, and (iv) deliver to the Administrative Agent evidence that all other action that the Administrative Agent may deem reasonably necessary or desirable in order to perfect and protect the Security Interest created by the Corporation under this Security Agreement has been taken.


SECTION 6.2    FINANCING STATEMENTS


               The Corporation hereby authorizes the Administrative Agent to file, electronically or otherwise one or more financing or financing change statements, relating to all or any part of the Collateral without the signature of the Corporation where permitted by law. A photocopy or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


SECTION 6.3    FURTHER COLLATERAL LISTS


               The Corporation will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.



                    ARTICLE 7 - AS TO EQUIPMENT AND INVENTORY

SECTION 7.1    EQUIPMENT


               The Corporation will promptly furnish to the Administrative Agent a statement respecting any loss or damage exceeding $1,000,000 to any of the Equipment or Inventory of such the Corporation.


SECTION 7.2    TAXES


               The Corporation will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory of the Corporation except to the extent payment thereof is not required by Section 5.01(b) of the Credit Agreement. In producing its Inventory, the Corporation will comply with all requirements of applicable law.

                              ARTICLE 8 - INSURANCE


SECTION 8.1    CORPORATION TO MAINTAIN INSURANCE

               The Corporation will, at its own expense, establish within 30 days of the Effective Date and maintain insurance with respect to the Equipment and Inventory of the Corporation in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to the Administrative Agent from time to time. Each policy of the Corporation for liability insurance shall provide for all losses to be paid on behalf of the Administrative Agent and the Corporation as their interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $500,000 per occurrence) to be paid directly to the Administrative Agent. Each such policy shall in addition (i) name the Corporation and the Administrative Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Administrative Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Administrative Agent notwithstanding any action, inaction or breach of representation or warranty by the Corporation,
(iii) provide that there shall be no recourse against the Administrative Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insurer. The Corporation will, if so requested by the Administrative Agent, deliver to the Administrative Agent original or duplicate policies of such insurance and, as often as the Administrative Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, the Corporation will, at the request of the Administrative Agent, duly execute and deliver instruments of assignment of such insurance policies and cause the insurers to acknowledge notice of such assignment.


SECTION 8.2    APPLICATION OF CLAIMS PROCEEDS


               Reimbursement under any liability insurance maintained by the Corporation pursuant to this Article 8 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when Section 8.3 is not applicable, the Corporation will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to the Corporation shall be used by the Corporation, except as otherwise required hereunder or by the Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements.


SECTION 8.3    INSURANCE PROCEEDS AFTER EVENT OF DEFAULT


               So long as no Event of Default has occurred that is continuing, all insurance payments received by the Administrative Agent in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Administrative Agent to the Corporation and such payments may be invested by the Corporation in the business or used to repay or retire Debt as permitted under the Credit Agreement within one year following such release; provided, however, that any portion of such payments that has not been invested in the business or used to prepay or retire Debt as permitted under the Credit Agreement within such one-year period shall (i) be deemed be Net Cash Proceeds occurring on the first day of such one-year period and (ii) be applied to the prepayment of Advances in accordance with
Section 2.06(b)(ii) of the Credit Agreement; provided further that, for purposes of the preceding proviso, such one-year period shall be extended by up to six months from the last day of such one-year period so long as (A) such payments are to be invested in the business or used to prepay or retire Debt as permitted under the Credit Agreement within such additional six-month period under the Corporation's business plan as most recently adopted in good faith by its board of directors and (B) the Corporation believes in good faith that such proceeds will be so reinvested within such additional six-month period. Upon the occurrence and during the continuance of any Event of Default, all insurance payments in respect of such Equipment or Inventory shall be paid to the Administrative Agent and shall, in the Administrative Agent's sole discretion,
(i) be released to the Corporation to be applied as set forth in the first sentence of this Section 8.3 or (ii) be held as additional Collateral hereunder or applied as specified in Section 17.4.


          ARTICLE 9 - LOCATION OF RECORDS AND COLLECTION OF RECEIVABLES


SECTION 9.1    JURISDICTION OF INCORPORATION


               The Corporation will not continue into another jurisdiction or merge, amalgamate or otherwise reorganize its corporate structure so as to cease being a corporation under the OBCA.


SECTION 9.2    LOCATION OF AGREEMENTS


               The Corporation will keep originals of the Assigned Agreements, and Related Contracts to which the Corporation is a party and all originals of all chattel paper that evidence Receivables of the Corporation, at the location therefor specified in Section 5.4 or, upon 30 days' prior written notice to the Administrative Agent, at such other location in a jurisdiction where all actions required by Article 6 shall have been taken with respect to the Collateral of the Corporation (and, upon the taking of such action in such jurisdiction, Schedule D hereto shall be automatically amended to include such other location). The Corporation will hold and preserve its records relating to the Collateral, the Assigned Agreements, the Related Contracts and chattel paper and will permit representatives of the Administrative Agent at any time during normal business hours and upon reasonable notice to inspect and make abstracts from such records and other documents.


SECTION 9.3    COLLECTION OF RECEIVABLES


               Except as otherwise provided in this Section 9.3, the Corporation will continue to collect, at its own expense, all amounts due or to become due the Corporation under the Receivables and the Related Contracts. In connection with such collections, the Corporation may take (and, at the Administrative Agent's direction, will take) such action as the Corporation or the Administrative Agent may deem necessary or advisable to enforce collection of the Receivables and the Related Contracts; PROVIDED, HOWEVER, that the Administrative Agent shall have the right at any time, upon the occurrence and during the continuance of a Default under Section 7.01(a) or (f) of the Credit Agreement or upon the occurrence of an Event of Default, in its sole discretion and upon written notice to the Corporation of its intention to do so, to notify the Obligors under any Receivables or Related Contracts of the assignment of such Receivables or Related Contracts to the Administrative Agent and to direct such Obligors to make payment of all amounts due or to become due to the Corporation thereunder directly to the Administrative Agent and, upon such notification and at the expense of the Corporation, to enforce collection of any such Receivables or Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Corporation might have done. After receipt by the Corporation of the notice from the Administrative Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Corporation in respect of the Receivables and the Related Contracts of the Corporation shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of the Corporation and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be deposited in a cash collateral account in the name of the Administrative Agent, and either (A) released to the Corporation so long as no default under Section 7.01(a) or (f) of the Credit Agreement or Event of Default shall have occurred and be continuing, or (B) if any default under Section 7.01(a) or (f) of the Credit Agreement or Event of Default shall have occurred and be continuing, applied as provided in Section 17.4, and (ii) the Corporation will not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any Obligor thereof, or allow any credit or discount thereon without the consent of the Administrative Agent. Upon the occurrence and during the continuance, of a Default under Section 7.01(a) or (f) of the Credit Agreement, or upon the occurrence of an Event of Default, the Corporation will not permit or consent to the subordination of its right to payment under any of the Receivables or the Related Contracts to any other indebtedness or obligations of the Obligor thereof.


                       ARTICLE 10 - INTELLECTUAL PROPERTY


SECTION 10.1   MAINTAINING VALIDITY

               With respect to each material item of its Intellectual Property Collateral, the Corporation agrees to take, at its expense, all necessary steps, including, without limitation, in the Patent and Trademark Office, the Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of each such item of Intellectual Property Collateral and maintain each such item of Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each such patent, trademark, or copyright registration or application, now or hereafter included in the Intellectual Property Collateral of the Corporation, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the Patent and Trademark Office, the Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. The Corporation shall not, without the written consent of the Administrative Agent, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for letters patent, trademark, or copyright, unless the Corporation shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of the Corporation's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect, in which case the

Corporation will give notice of any such abandonment of any material Intellectual Property to the Administrative Agent.


SECTION 10.2   NOTICE OF CHALLENGE

               The Corporation agrees promptly to notify the Administrative Agent if the Corporation learns (i) that any material item of the Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding the Corporation's ownership of any of the Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the Patent and Trademark Office or any court) regarding any material item of the Intellectual Property Collateral.


SECTION 10.3   RESPONSE TO ADVERSE CLAIM

               In the event that the Corporation becomes aware that any material item of the Intellectual Property Collateral is being infringed or misappropriated by a third party, the Corporation shall promptly notify the Administrative Agent and shall take such actions, at its expense, as the Corporation or the Administrative Agent deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.


SECTION 10.4   COMPLIANCE

               The Corporation shall use proper statutory notice in connection with its use of each material item of its Intellectual Property Collateral. The Corporation shall not do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.


SECTION 10.5   PRESERVATION


               The Corporation shall take all steps which it or the Administrative Agent deems reasonable and appropriate under the circumstances to preserve and protect each material item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

SECTION 10.6   AFTER-ACQUIRED INTELLECTUAL PROPERTY


               Subject to Section 5.02 of the Credit Agreement, the Corporation agrees that, should it obtain an ownership interest in any material item of the type set forth in Section 3.1.7 which is not on the date hereof a part of the Intellectual Property Collateral (the "AFTER-ACQUIRED INTELLECTUAL PROPERTY"), (i) the provisions of Article 3 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Security Agreement with respect thereto, (iii) the Corporation shall give prompt written notice thereof to the Administrative Agent in accordance herewith and
(iv) the Corporation shall execute and deliver to the Administrative Agent an IP Security Agreement Supplement covering such After-Acquired Intellectual Property as "Additional Collateral" thereunder and as defined therein, and shall record such IP Security Agreement Supplement with the Patent and Trademark Office, the Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.


                        ARTICLE 11 - ASSIGNED AGREEMENTS


SECTION 11.1   PERFORMANCE AND NOTICES


               The Corporation will at its expense:


      11.1.1 perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements to which it is a party in full force and effect, enforce the Assigned Agreements to which it is a party in accordance with the terms thereof and take all such action to such end as may be reasonably requested from time to time by the Administrative Agent; and


      11.1.2 upon the Administrative Agent's reasonable request, furnish to the Administrative Agent promptly upon receipt thereof copies of all notices, requests and other documents received by the Corporation under or pursuant to the Assigned Agreements to which it is a party, and from time to time (A) furnish to the Administrative Agent such information and reports regarding the Assigned Agreements and such other Collateral of the Corporation as the Administrative Agent may reasonably request and (B) upon request of the Administrative Agent make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as the Corporation is entitled to make thereunder.


SECTION 11.2   NO TERMINATION OR AMENDMENT

               The Corporation agrees that it will not, unless a Default under section 7.01(a) or (f) of the Credit Agreement has occurred that is continuing or an Event of Default has occurred, and except to the extent otherwise permitted under the Credit Agreement:

      11.2.1 cancel or terminate any Assigned Agreement to which it is a party or consent to or accept any cancellation or termination thereof;

      11.2.2 amend, amend and restate, supplement or otherwise modify any such Assigned Agreement or give any consent, waiver or approval thereunder;


      11.2.3   waive any default under or breach of any such Assigned Agreement;
               or


      11.2.4 take any other action in connection with any such Assigned Agreement that would impair the value of the interests or rights of the Corporation thereunder or that would impair the interests or rights of any Secured Party.


SECTION 11.3   PAYMENTS INTO CASH CONCENTRATION ACCOUNTS


               The Corporation agrees, and has effectively so instructed each other party to each Assigned Agreement to which it is a party, that all payments due or to become due under or in connection with such Assigned Agreement will be made to a Cash Concentration Account or a Pledged Account.


SECTION 11.4   RELEASE OF PAYMENTS

               All moneys received or collected pursuant to Section 11.3 shall be (i) released to the Corporation on the terms set forth in Article 4 or, as applicable, Article 12 so long as no Default under Section 7.01(a) or (f) of the Credit Agreement or Event of Default shall have occurred and be continuing or
(ii) if any Default under Section 7.01(a) or (f) of the Credit Agreement or Event of Default shall have occurred and be continuing, applied as provided in
Section 17.4.


                  ARTICLE 12 - THE CASH CONCENTRATION ACCOUNTS


SECTION 12.1   MAINTENANCE OF CASH CONCENTRATION ACCOUNT

               The Corporation agrees that it will maintain a Cash Concentration Account with a commercial bank reasonably acceptable to the Administrative Agent (a "CASH CONCENTRATION ACCOUNT BANK") in accordance with this Security Agreement for so long as any of the Advances under the Term A Facility shall remain unpaid, any Letter of Credit issued at the request of the Corporation shall be outstanding, any Bank Hedge Agreement to which the Corporation is a party shall be in effect or the Corporation shall have any Commitment under the Credit Agreement. The Administrative Agent shall have sole and exclusive control of the Cash Concentration Accounts subject to the terms of this Security Agreement.


SECTION 12.2   CASH CONCENTRATION ACCOUNT LETTER


               The Corporation shall within 30 days of the Effective Date obtain from the Cash Concentration Account Bank with which each existing Cash Concentration Account is maintained a letter agreement (the "CASH CONCENTRATION ACCOUNT LETTER") among the Corporation, the Cash Concentration Account Bank and the Administrative Agent, which letter agreement is in substantially the form of Exhibit D hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent. The Corporation agrees that it will not add any bank as a Cash Concentration Account Bank or add any account as a Cash Concentration Account to those listed in Part 1 of Schedule B hereto, unless the Administrative Agent shall have received at least 10 days' prior written notice of such addition and shall have received a Cash Concentration Account Letter executed by the relevant Cash Concentration Account Bank, or a supplement to an existing Cash Concentration Account Letter covering such new Cash Concentration Account, as the case may be (and, upon the receipt by the Administrative Agent of such Cash Concentration Account Letter or supplement, Schedule B hereto shall be automatically amended to include such Cash Concentration Account Bank or Cash Concentration Account). The Corporation agrees that it will not terminate any bank as a Cash Concentration Account Bank or terminate any account as a Cash Concentration Account, unless the Administrative Agent shall have received at least 10 days' prior written notice of such termination (and, upon such termination, Schedule B hereto shall be automatically amended to delete such Cash Concentration Account Bank or Cash Concentration Account).


SECTION 12.3   OPERATION OF CASH CONCENTRATION ACCOUNTS

               The Corporation will draw cheques on, and otherwise withdraw amounts from, its operating account or the Cash Concentration Accounts in such amounts as may be required in the ordinary course of business (including, without limitation, to pay or repay Debt outstanding under the Loan Documents for which the Corporation is liable under the Credit Agreement). It shall be a term and condition of the Cash Concentration Accounts, notwithstanding any term or condition to the contrary in any other Agreement relating to the Cash Concentration Accounts, that no amount (including, without limitation, interest on Concentration Investments, as defined below, related thereto) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Corporation or any other Person from the Cash Concentration Accounts, except as otherwise provided in this Section and in Sections 12.9 and 17.4.


SECTION 12.4   APPLICABLE LAWS

               The Cash Concentration Accounts shall be subject to such applicable laws (including, without limitation, such applicable regulations of the Bank of Canada and the Superintendent of Financial Institutions and of any other appropriate banking authority or other governmental authority) as are in effect from time to time.


SECTION 12.5   CONCENTRATION INVESTMENTS

               If requested by the Corporation, the Corporation may, from time to time, so long as no Default under Section 7.01(a) or 7.01(f) of the Credit Agreement or an Event of Default has occurred and is continuing, direct the Administrative Agent (i) to invest amounts on deposit in a Cash Concentration Account in such Cash Equivalents or Canadian equivalents thereto acceptable to the Administrative Agent acting reasonably (collectively, "CANADIAN CASH EQUIVALENTS") as the Corporation may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the Corporation, and (ii) to invest interest paid on the Cash Equivalents referred to in clause (i) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents as the Corporation may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the Corporation (the Cash Equivalents referred to in clauses (i) and (ii) of this Section 12.5 being, collectively, the "CORPORATION'S CONCENTRATION INVESTMENTS").


SECTION 12.6   INVESTMENT AFTER DEFAULT

               Upon the occurrence and during the continuance of a Default under
Section 7.01(a) or 7.01(f) of the Credit Agreement or an Event of Default, the Administrative Agent may, subject to the provisions of Article 17, from time to time (i) invest amounts on deposit in the Cash Concentration Account, and any cash proceeds collected by or on behalf of the Administrative Agent and held pursuant to Section 17.4, in such Canadian Cash Equivalents as the Administrative Agent may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the Administrative Agent, on behalf of the Corporation, and (ii) invest interest paid on the Canadian Cash Equivalents referred to in clause (i) above, and reinvest other proceeds of any such Canadian Cash Equivalents that may mature or be sold, in such Canadian Cash Equivalents as the Administrative Agent may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the Administrative Agent, on behalf of the Corporation (the Canadian Cash Equivalents referred to in clauses (i) and (ii) of this Section 12.6, together with the Corporation's Concentration Investments, being, collectively, the "CONCENTRATION INVESTMENTS").


SECTION 12.7   INTEREST AND PROCEEDS

               Interest and proceeds that are not invested or reinvested in Concentration Investments as provided in Sections 12.5 or 12.6 shall be deposited and held in a Cash Concentration Account.


SECTION 12.8   NO LIABILITY

               The Administrative Agent shall not have any liability to the Corporation or any of the other Secured Parties for, or as a result of, any losses suffered from any Concentration Investment made by it in accordance with this Article 12 or if the earnings realized on any such Concentration Investment are less than otherwise could have been achieved had other Canadian Cash Equivalents been selected by the Corporation or the Administrative Agent pursuant to the terms Sections 12.5 or 12.6.


SECTION 12.9   RELEASE OF AMOUNTS

               All of the Concentration Investments made in respect of the Cash Concentration Accounts and all interest and income received thereon and therefrom, and the net proceeds realized upon the maturity or sale thereof, shall be held in the Cash Concentration Accounts as Account Collateral, which amounts may be released solely in accordance with the provisions of Section 17.4 and of the Cash Concentration Account Letters.


SECTION 12.10  NO INSTRUCTIONS BEFORE DEFAULT

               The Administrative Agent hereby agrees with the Corporation that, unless a Default under Section 7.01(a) or (f) of the Credit Agreement has occurred and is continuing, or an Event of Default has occurred, the Administrative Agent shall not issue instructions under the Cash Concentration Account Letters.


SECTION 12.11  UNBLOCKED ACCOUNTS

               The Corporation agrees that it will not add any account (an "UNBLOCKED ACCOUNT") that is not a Pledged Account, a Cash Concentration Account or a Cash Collateral Account, and will not terminate any account as an Unblocked Account, unless the Administrative Agent shall have received at least 10 days' prior written notice of such addition or termination (and, upon the receipt by the Administrative Agent of such notice, Part 3 of Schedule B hereto shall be automatically amended to include or, as applicable, delete such Unblocked Account).


                       ARTICLE 13 - CASH COLLATERAL ACCOUNT


SECTION 13.1   MAINTENANCE OF CASH COLLATERAL ACCOUNT

               The Corporation agrees that it will maintain a Cash Collateral Account in accordance with this Security Agreement for so long as any of the Advances under the Term A Facility shall remain unpaid, any Letter of Credit issued at the request of the Corporation shall be outstanding, any Bank Hedge Agreement to which the Corporation is a party shall be in effect or the Corporation shall have any Commitment under the Credit Agreement.


SECTION 13.2   OPENING OF CASH COLLATERAL ACCOUNT

               The Corporation shall within 30 days of the Effective Date open an account (the "CASH COLLATERAL ACCOUNT") with Citibank (or, if the account is in Ontario, with Citibank Canada) in accordance with the terms of this Security Agreement and the letter agreement dated as of the Effective Date (the "CASH COLLATERAL ACCOUNT LETTER") among the Corporation, Citibank (or, as applicable, Citibank Canada) and the Administrative Agent, which letter agreement is in substantially the form of Exhibit E hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have sole and exclusive control of the Cash Collateral Account subject to the terms of this Security Agreement.


SECTION 13.3   OPERATION OF CASH COLLATERAL ACCOUNT

               It shall be a term and condition of the Cash Collateral Account, notwithstanding any term or condition to the contrary in any other Agreement relating to the Cash Collateral Account, that no amount (including, without limitation, interest on Collateral Investments related thereto) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Corporation or any other Person from the Cash Collateral Account, except as otherwise provided in Sections 13.10, 13.11 and 17.4.

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                                      -27-

SECTION 13.4   APPLICABLE LAWS

               The Cash Collateral Account shall be subject to such applicable laws (including, without limitation, such applicable regulations of the Bank of Canada and the Superintendent of Financial Institutions and of any other appropriate banking authority or other governmental authority) as are in effect from time to time.


SECTION 13.5   COLLATERAL INVESTMENTS

               If requested by the Corporation, the Administrative Agent will, subject to the provisions of Sections 13.10, 13.11 and 17.4, from time to time, so long as no Default under Section 7.01(a) or 7.01(f) of the Credit Agreement or Event of Default has occurred and is continuing, (i) invest amounts on deposit in the Cash Collateral Account in such Canadian Cash Equivalents as the Corporation may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the Administrative Agent, on behalf of the Corporation, and (ii) invest interest paid on the Canadian Cash Equivalents referred to in clause (i) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Canadian Cash Equivalents as the Corporation may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the Administrative Agent, on behalf of the Corporation (the Canadian Cash Equivalents referred to in clauses (i) and (ii) of this Section 13.5 being, collectively, the "CORPORATION'S COLLATERAL INVESTMENTS").


SECTION 13.6   INVESTMENT AFTER DEFAULT

               Upon the occurrence and during the continuance of a Default under
Section 7.01(a) or 7.01(f) of the Credit Agreement or an Event of Default, the Administrative Agent may, subject to the provisions of Article 17, from time to time (i) invest amounts on deposit in the Cash Collateral Account, and any cash proceeds collected by or on behalf of the Administrative Agent and held pursuant to Section 17.4, in such Canadian Cash Equivalents as the Administrative Agent may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the Administrative Agent, on behalf of the Corporation, and (ii) invest interest paid on the Cash Equivalents referred to in clause (i) above, and reinvest other proceeds of any such Canadian Cash Equivalents that may mature or be sold, in such Canadian Cash Equivalents as the Administrative Agent may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the Administrative Agent, on behalf of the Corporation (the Cash Equivalents referred to in clauses (i) and (ii) of this Section 13.6, together with the Corporation's Collateral Investments, being, collectively, the "COLLATERAL INVESTMENTS").


SECTION 13.7   INTEREST AND PROCEEDS

               Interest and proceeds that are not invested or reinvested in Collateral Investments as provided in Sections 13.5 or 13.6 shall be deposited and held in the Cash Collateral Account.

SECTION 13.8   NO LIABILITY

               The Administrative Agent shall not have any liability to the Corporation or any of the other Secured Parties for, or as a result of, any losses suffered from any Collateral Investment made by it in accordance with this Article 13 or if the earnings realized on any such Collateral Investment are less than otherwise could have been achieved had other Canadian Cash Equivalents been selected by the Corporation or the Administrative Agent pursuant to the terms of Sections 13.5 or 13.6.


SECTION 13.9   RESTRICTION ON RELEASE

               All of the Collateral Investments made in respect of the Cash Collateral Account and all interest and income received thereon and therefrom, and the net proceeds realized upon the maturity or sale thereof, shall be held in the Cash Collateral Account as Account Collateral, which amounts may be released solely in accordance with the provisions of Sections 13.10, 13.11 and 17.4.


SECTION 13.10  RELEASE OF AMOUNTS

               The Administrative Agent is hereby authorized, without any further action by or notice to or from the Corporation, to maintain any amounts deposited into the Cash Collateral Account of the Corporation pursuant to
Section 2.06(b)(vii) of the Credit Agreement until the last day of the Interest Period then in effect for any outstanding Eurodollar Rate Advances and, on such last day, to pay and release such amounts from such Cash Collateral Account for the prepayment to each of the Appropriate Lenders (other than the Declining Lenders) of the Eurodollar Rate Advances outstanding on such day in accordance with Section 2.06(b) of the Credit Agreement, with any excess amounts in such Cash Collateral Account to be transmitted to the account designated by the Corporation, provided that no Default under section 7.01(a) or (f) of the Credit Agreement or no Event of Default has occurred and is continuing.


SECTION 13.11  RELEASE BEFORE DEFAULT

               Subject to Section 12.10, so long as no Default under Section 7.01(a) or (f) of the Credit Agreement or no Event of Default shall have occurred and be continuing, the Administrative Agent will pay and release to the Corporation or at its order and at the request of the Corporation, the amount, if any, by which the credit balance of the Cash Collateral Account of the Corporation exceeds all amounts then due and payable by the Corporation under the Loan Documents together with all accrued and unpaid interest and fees under the Credit Agreement.


                   ARTICLE 14 - ADMINISTRATIVE AGENT APPOINTED
                             ATTORNEY OF CORPORATION

SECTION 14.1   APPOINTMENT OF ATTORNEY


               The Corporation hereby irrevocably appoints the Administrative Agent the Corporation's attorney with full authority in the place and stead of the Corporation and in the name of the Corporation or otherwise, from time to time in the Administrative Agent's discretion following the occurrence and continuance of a Default under Section 7.01(a) or 7.01(f) of the Credit Agreement or an Event of Default, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement and the other Loan Documents, including, without limitation:


      14.1.1 to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to Article 8,


      14.1.2 to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,


      14.1.3 to receive, indorse, assign and collect any drafts, acceptances, instruments, chattel paper and other documents in connection with this Security Agreement and give full discharge to same,


      14.1.4 to sell, transfer, assign or otherwise deal with the Collateral or any part thereof in the same manner and to the same extent as if the Administrative Agent were the absolute owner thereof,


      14.1.5 to direct any Person liable to the Corporation for any payment with respect to its Collateral to make payment of any and all moneys due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct,
               (ii) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any of its Collateral, (iii) to defend any action, suit or proceeding brought against the Corporation with respect to any of its Collateral and (iv) to settle, compromise or adjust any action, suit or proceeding described in clause (iii) of this Section 14.1.5 and, in connection therewith, to give any such discharge or release as the Administrative Agent may deem appropriate,


      14.1.6 to file any application, petition or other request with any governmental authority for the purpose of obtaining any consent, approval or authorization therefrom or satisfying any registration, filing, notice or other requirement thereof necessary in order to fully and properly effect the sale, transfer or other disposition of any or all of its Collateral, and


      14.1.7 to file any claims or take any action or institute any proceedings at the sole expense of the Corporation that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Administrative Agent with respect to any of the Collateral.

SECTION 14.2   PERFORMANCE BY ADMINISTRATIVE AGENT


               If the Corporation fails to perform any agreement contained herein, the Administrative Agent may as the Administrative Agent deems necessary but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Corporation under
Section 16.2.


                   ARTICLE 15 - ADMINISTRATIVE AGENT'S DUTIES


SECTION 15.1   LIMITATION OF DUTIES


               The powers conferred to the Administrative Agent hereunder are solely to protect its interest (and the interest of the other Secured Parties) in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder and to dispose of the Collateral in a commercially reasonable manner, the Administrative Agent shall have no duty as to any Collateral, as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property.


SECTION 15.2   SUBAGENTS


               Anything contained herein to the contrary notwithstanding, the Administrative Agent may from time to time, when the Administrative Agent deems it to be necessary, appoint one or more subagents (each a "SUBAGENT") for the Administrative Agent hereunder with respect to all or any part of the Collateral. In the event that the Administrative Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by the Corporation hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Administrative Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of the Corporation, (ii) such Subagent shall automatically be vested, in addition to the Administrative Agent, with all rights, powers, privileges, interests and remedies of the Administrative Agent hereunder with respect to such Collateral, and (iii) the term "Administrative Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Administrative Agent with respect to such Collateral, shall include such Subagent; PROVIDED, HOWEVER, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Administrative Agent.

                       ARTICLE 16 - INDEMNITY AND EXPENSES


SECTION 16.1   INDEMNITY

               Without limiting any of the provisions of Section 9.04 of the Credit Agreement, the Corporation agrees to indemnify the Administrative Agent from and against any and all claims, damages, expenses, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Agreement), except claims, damages, expenses, losses or liabilities resulting from the Administrative Agent's gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction.


SECTION 16.2   REIMBURSEMENT OF EXPENSES

               Without limiting any of the provisions of Section 9.04 of the Credit Agreement, the Corporation will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including without limitation the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Lenders hereunder or (iv) the failure by the Corporation to perform or observe any of the provisions hereof.


SECTION 16.3   SURVIVAL OF PROVISIONS


               Without prejudice to the survival of any of the other agreements of the Corporation under this Security Agreement or any of the other Loan Documents, the agreements and obligations of the Corporation contained in this
Article 16 shall survive the payment in full of all of the Secured Obligations and all of the other Obligations of the Corporation owing under or in respect of the Loan Documents.

                        ARTICLE 17 - REMEDIES ON DEFAULT

               If the Security Interests become enforceable, the Administrative Agent shall have the following rights:


SECTION 17.1   RECEIVER

               The Administrative Agent may appoint by instrument in writing one or more Receivers of any Collateral. Any such Receiver shall have the rights set out in Sections 17.2 through 17.9 and Sections 17.13, 17.17, 17.19 and
17.20. In exercising such rights and powers, any Receiver shall act as and for all purposes shall be deemed to be the agent of the Corporation and none of the Secured Parties shall be responsible for any act or default of any Receiver. The Administrative Agent may remove any Receiver and appoint another from time to time. An officer or employee of the Administrative Agent may be appointed as a Receiver. No Receiver appointed by the Administrative Agent need be appointed by, nor need its appointment be ratified by, or its actions in any way supervised by, a court. If two or more Receivers are appointed to act concurrently, they shall, unless otherwise expressly provided in the instrument appointing them, so act severally and not jointly and severally. The appointment of any Receiver or anything done by a Receiver or the removal or termination of any Receiver shall not have the effect of constituting any of the Secured Parties a mortgagee in possession in respect of the Collateral.


SECTION 17.2   POWER OF ENTRY


               The Corporation shall forthwith upon demand deliver to a Receiver possession of any Collateral at the place specified by the Receiver. Any Receiver may at any time enter upon any premises where any Collateral is located to take possession of, disable or remove any Collateral, and may use whatever means the Receiver considers advisable to do so.


SECTION 17.3   POWER OF SALE


      17.3.1 Any Receiver may sell, lease, consign or otherwise dispose of any Collateral by public auction, private tender or private contract with or without notice, advertising or any other formality, all of which are hereby waived by the Corporation. Any Receiver may, at its discretion, establish the terms of such disposition, including terms and conditions as to credit, upset, reserve bid or price. All payments made pursuant to such dispositions shall be credited against the Secured Obligations only as they are actually received. Any Receiver may buy in, rescind or vary any contract for the disposition of any Collateral and may dispose of any Collateral again without being answerable for any loss occasioned thereby. Any such disposition may take place whether or not the Receiver has taken possession of the Collateral.


      17.3.2 The Corporation agrees that any Receiver may, in its discretion, approach a restricted number of potential purchasers to effect any sale of any securities comprised in the Collateral pursuant to Subsection 17.3.1 and that a sale under such circumstances may yield a lower price for Collateral than would otherwise be obtainable if the same were registered and sold in the open market. The Corporation agrees that:


               17.3.2.1 in the event any Receiver shall so sell Collateral at such private sale or sales, the Receiver shall have the right to rely upon the advice and opinion of any Person who regularly deals in or evaluates securities of the type constituting the Collateral as to the best price obtainable in a commercially reasonable manner; and


               17.3.2.2 such reliance shall be conclusive evidence that the Receiver handled such matter in a commercially reasonable manner.


SECTION 17.4   CASH AND PROCEEDS

               All cash held by or on behalf of the Administrative Agent and all cash proceeds received by or on behalf of the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 16.2 in whole or in part by the Administrative Agent, for the ratable benefit of the Secured Parties, against all or any part of the Secured Obligations, in such order as the Administrative Agent shall elect. In determining the amounts owing to the Hedge Banks under the Bank Hedge Agreements, the Administrative Agent shall be entitled to rely, and be fully protected in relying, upon the Agreement Values (as hereinafter defined) of the Bank Hedge Agreements. The term "Agreement Value" means, with respect to any of the Bank Hedge Agreements at any date of determination, the amount, if any, that would be payable to the Hedge Bank party to such Bank Hedge Agreement in respect of any "AGREEMENT VALUE" under such Bank Hedge Agreement if such Bank Hedge Agreement were terminated on such date, calculated as provided in the International Swap Dealers Association, Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition. Each determination of the Agreement Value of any of the Bank Hedge Agreements shall be made by the Administrative Agent in good faith and in reliance on any information (including information provided by such Hedge Bank) that it believes to be accurate, but without any obligation to verify such information. Any surplus of cash or cash proceeds held by or on behalf of the Administrative Agent in accordance with this Article 17 and remaining after payment in full in cash of all of the Secured Obligations shall be paid over to the Corporation or to whomsoever may be lawfully entitled to receive such surplus.


SECTION 17.5   CARRYING ON BUSINESS


               Any Receiver may carry on, or concur in the carrying on of, any of the business or undertaking of the Corporation and may, to the exclusion of all others, including the Corporation, enter upon, occupy and use any of the premises, buildings, plant and undertaking of or occupied or used by the Corporation and may use any of the equipment and intangibles of the Corporation for such time and such purposes as the Receiver sees fit. No Receiver shall be liable to the Corporation for any negligence in so doing or in respect of any rent, charges, costs, depreciation or damages in connection with any such action.


SECTION 17.6   PAY LIENS


               Any Receiver may pay any liability secured by any actual or threatened Lien against any Collateral. A Receiver may borrow money for the maintenance, preservation or protection of any Collateral or for carrying on any of the business or undertaking of the Corporation and may grant Liens in any Collateral in priority to the Security Interests as security for the money so borrowed. The Corporation will forthwith on demand reimburse the Receiver for all such payments and borrowings.


SECTION 17.7   DEALING WITH COLLATERAL


               Any Receiver may seize, collect, realize, dispose of, enforce, release to third parties or otherwise deal with any Collateral in such manner, upon such terms and conditions and at such time as it deems advisable without notice to the Corporation, and may charge on its own behalf and pay to others its costs and expenses (including legal, Receiver's and accounting fees

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                                      -34-

and expenses on a full indemnity basis) incurred in connection with such actions. The Corporation will forthwith upon demand reimburse the Receiver for all such costs or expenses.


SECTION 17.8   POWERS RE COLLATERAL


               Any Receiver may have, enjoy and exercise all of the powers and rights of and enjoyed by the Corporation with respect to the Collateral or incidental, ancillary, attaching or deriving from the ownership by the Corporation of the Collateral, including the power to enter into Agreements, grant or agree to Liens and grant or reserve profits a prendre, easements, rights of ways, rights in the nature of easements and licenses over or pertaining to the whole or any part of the Collateral.


SECTION 17.9   RETAIN SERVICES


               Any Receiver may retain the services of such real estate brokers and agents, lawyers, accountants, appraisers and other consultants as the Receiver may deem necessary or desirable in connection with anything done or to be done by the Receiver or with any of the powers of the Receiver set out herein and pay their commissions, fees and disbursements (which payment shall constitute part of the Receiver's disbursements). The Corporation shall forthwith on demand reimburse the Receiver for all such payments.


SECTION 17.10  RIGHT TO HAVE COURT APPOINT A RECEIVER

               The Administrative Agent may, at any time, apply to a court of competent jurisdiction for the appointment of a Receiver, or other official, who may have powers the same as, greater or lesser than, or otherwise different from, those capable of being granted to a Receiver appointed by the Administrative Agent pursuant to this Security Agreement.


SECTION 17.11  ADMINISTRATIVE AGENT MAY EXERCISE RIGHTS OF A RECEIVER

               In lieu of, or in addition to, exercising its rights under Sections 17.1, 17.10, 17.12 and 17.20 the Administrative Agent has, and may exercise, any of the rights which are capable of being granted to a Receiver appointed by the Administrative Agent pursuant to this Security Agreement.


SECTION 17.12  RETENTION OF COLLATERAL

               The Administrative Agent, on behalf of the Secured Parties, may elect to retain any Collateral in satisfaction of the Secured Obligations. The Administrative Agent may designate any part of the Secured Obligations to be satisfied by the retention of particular Collateral which the Administrative Agent considers to have a net realizable value approximating the amount of the designated part of the Secured Obligations, in which case only the designated part of the Secured Obligations shall be deemed to be satisfied by the retention of the particular Collateral.

SECTION 17.13  LIMITATION OF LIABILITY

               None of the Secured Parties and any Receiver shall be liable or accountable for any failure to seize, collect, realize, dispose of, enforce or otherwise deal with any Collateral nor shall any of them be bound to institute proceedings for any such purposes or for the purpose of preserving any rights of any of the Secured Parties, the Corporation or any other Person in respect of any Collateral. None of the Secured Parties and any Receiver shall be liable or responsible for any loss and expense whatever which may accrue in consequence of any such failure resulting from any negligence of any of the Secured Parties, any Receiver or any of their respective Representatives or otherwise. If any Receiver or the Administrative Agent takes possession of any Collateral, none of the Secured Parties nor any Receiver shall have any liability as a mortgagee in possession or be accountable for anything except actual receipts.


SECTION 17.14  EXTENSIONS OF TIME

               The Administrative Agent may grant renewals, extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, perfect or fail to perfect any securities, release any Collateral to third parties and otherwise deal or fail to deal with the Corporation, debtors of the Corporation, guarantors, sureties and others and with any Collateral and other securities as the Administrative Agent may see fit, all without prejudice to the liability of the Corporation to each of the Secured Parties or the rights of each of the Secured Parties and any Receiver under this Security Agreement.


SECTION 17.15  SET-OFF, COMBINATION OF ACCOUNTS AND CROSSCLAIMS


               The Secured Obligations will be paid by the Corporation without regard to any equities between the Corporation and any of the Secured Parties or any right of set-off, combination of accounts or cross-claim. Any indebtedness owing by any of the Secured Parties to the Corporation, direct or indirect, extended or renewed, actual or contingent, mutual or not, may be set off or applied against, or combined with, the Secured Obligations by any of the Secured Parties at any time either before or after maturity, without demand upon or notice to anyone.


SECTION 17.16  DEFICIENCY

               If the proceeds of the realization of any Collateral are insufficient to repay all liquidated Secured Obligations, the Corporation shall forthwith pay or cause to be paid to the Administrative Agent, for the benefit of the Secured Parties, such deficiency.


SECTION 17.17  VALIDITY OF SALE

               No Person dealing with the Administrative Agent or any Receiver or with any Representative of the Administrative Agent or any Receiver shall be concerned to inquire whether the Security Interests have become enforceable, whether any right of the Administrative Agent or any Receiver has become exercisable, whether any Secured Obligations remain outstanding or otherwise as to the propriety or regularity of any dealing by the Administrative Agent or any Receiver with any Collateral or to see to the application of any money paid to the Administrative Agent or any Receiver, and in the absence of fraud on the part of such Person such dealings shall be deemed, as regards such Person, to be within the rights hereby conferred and to be valid and effective accordingly.


SECTION 17.18  ADMINISTRATIVE AGENT NOT OBLIGED TO PRESERVE THIRD PARTY
               INTERESTS

               To the extent that any of the Collateral constitutes an instrument or chattel paper the Administrative Agent shall not be obliged to take any steps to preserve rights against prior parties in respect of any such instrument or chattel paper.


SECTION 17.19  ADMINISTRATIVE AGENT OR RECEIVER MAY PERFORM

               If the Corporation fails to perform any Secured Obligations, without limiting any other provision hereof, the Administrative Agent or any Receiver may perform those Secured Obligations as attorney for the Corporation in accordance with Articles 9 and 17. The Corporation shall remain liable under each Agreement and License to which it is party or by which it or any of its undertaking or property is bound and shall perform all of its obligations thereunder, and shall not be released from any of its obligations under any such Agreement or License by the exercise of any rights by the Administrative Agent or any Receiver. None of the Secured Parties and any Receiver shall have any obligation under any such Agreement or License, by reason of this Security Agreement, nor shall any of the Secured Parties and any Receiver be obliged to perform any of the obligations of the Corporation thereunder or to take any action to collect or enforce any claim made subject to the security of this Security Agreement. The rights conferred on the Administrative Agent under this Security Agreement are for the purpose of protecting the Security Interests in the Collateral and shall not impose any obligation upon the Administrative Agent to exercise any such rights.


SECTION 17.20  EFFECT OF APPOINTMENT OF RECEIVER

               As soon as the Administrative Agent takes possession of any Collateral or appoints a Receiver, all rights of each of the Representatives of the Corporation with respect to the Collateral shall cease, unless specifically continued by the written consent of the Administrative Agent or the Receiver.


SECTION 17.21  TIME FOR PAYMENT

               If the Administrative Agent demands payment of any Secured Obligations or if any Secured Obligations are otherwise due by maturity or acceleration, it shall be deemed reasonable for the Administrative Agent to exercise its rights under this Security Agreement immediately if such payment is not made, and any days of grace or any time for payment which might otherwise be required to be afforded to the Corporation by Applicable Law is hereby irrevocably waived to the extent permitted by law.


SECTION 17.22  RIGHTS IN ADDITION

               The rights conferred by this Article 17 are in addition to, and not in substitution for, any other rights any of the Secured Parties may have under this Security Agreement, at law, in equity or by or under Applicable Law. The Administrative Agent may proceed by way of any action, suit or other proceeding at law or in equity including (a) the right to take proceedings in any court of competent jurisdiction for the sale or foreclosure of the Collateral and (b) filing proofs of claim and other documentation to establish the claims of the Secured Parties in any proceeding relating to the Corporation. No right of the Administrative Agent shall be exclusive of or dependent on any other. Any such right may be exercised separately or in combination, and at any time.


                              ARTICLE 18 - GENERAL


SECTION 18.1   HOLDER EXCLUSIVELY ENTITLED


               The holder of this Security Agreement from time to time will be regarded as exclusively entitled to the benefit of this Security Agreement and all Persons may act accordingly.


SECTION 18.2   SECURITY IN ADDITION


               The Security Interests do not replace or otherwise affect any existing or future Lien held by any of the Secured Parties. Neither the taking of any action, suit or proceedings, judicial or extra-judicial, nor the refraining from so doing, nor any dealing with any other security for any Secured Obligations shall release or affect the Security Interests. Neither the taking of any action, suit or proceedings, judicial or extra-judicial, pursuant to this Security Agreement, nor the refraining from so doing, nor any dealing with any Collateral shall release or affect any of the other security held by any of the Secured Parties for the payment or performance of the Secured Obligations.


SECTION 18.3   NO MERGER


               This Security Agreement shall not operate by way of a merger of the Secured Obligations or of any guarantee or Agreement or other document or instrument by which the Secured Obligations now or at any time hereafter may be represented or evidenced. Neither the taking of any judgment nor the exercise of any power of seizure or disposition shall extinguish the liability of the Corporation to pay and perform the Secured Obligations nor shall the acceptance of any payment or alternate security constitute or create any novation. No covenant, representation or warranty of the Corporation herein shall merge in any judgment.


SECTION 18.4   NOTICES

               Any notice, demand, consent, approval or other communication (in this Section, a "NOTICE") to be made or given under or in connection with this Security Agreement shall be in writing and may be made or given by personal delivery or by facsimile addressed to the respective parties at the addresses set out at the commencement of this Security Agreement or to such other address as such party may from time to time notify the other in accordance with this
Section 18.4. Any notice made or given by personal delivery shall be conclusively deemed to have been given at the time of actual delivery or, if made or given by facsimile, at the time of sending if sent before 4:00 p.m. (in the place of intended receipt) on a Business Day or if sent otherwise at the opening of business on the first Business Day following the transmittal thereof.

SECTION 18.5   TIME OF THE ESSENCE


               Time is and shall remain of the essence of this Security Agreement and each of its provisions.


SECTION 18.6   GOVERNING LAW


               This Security Agreement shall be governed by, and interpreted in accordance with, the laws in force in the Province of Ontario, including the federal laws of Canada applicable therein (excluding any conflict of laws rule or principle which might refer such construction to the laws of another jurisdiction). The Corporation irrevocably attorns to and submits to the non-exclusive jurisdiction of the courts of Ontario with respect to any matter arising hereunder or related hereto. Such choice of law shall, however, be without prejudice to or limitation of any other rights available to the Secured Parties under the laws of any other jurisdiction where Collateral may be located.


SECTION 18.7   SECURITY INTERESTS EFFECTIVE IMMEDIATELY


               Neither the issuance nor registration of, or any filings with respect to, this Security Agreement, nor any partial advance or extension of credit by any of the Secured Parties, shall bind any of the Secured Parties to advance any amounts, grant any credit or supply any financial services to the Corporation, but the Security Interests shall take effect forthwith upon the issuance of this Security Agreement by the Corporation.


SECTION 18.8   ENTIRE AGREEMENT

               There are no representations, warranties, covenants, Agreements or acknowledgments whether direct or collateral, express or implied, that form part of or affect this Security Agreement or any Collateral, other than as expressed herein and other than as may be expressed in the Collateral Agency Agreement and any other written Agreement entered into between the Corporation and the Administrative Agent contemporaneously herewith. The execution of this Security Agreement has not been induced by, nor does the Corporation rely upon or regard as material, any representations, warranties, conditions, other Agreements or acknowledgments not expressly made in this Security Agreement and other documents to be delivered pursuant hereto or contemporaneously herewith.


SECTION 18.9   PROVISIONS REASONABLE


               The Corporation acknowledges that the provisions of this Security Agreement and, in particular, those respecting rights of the Secured Parties or any Receiver against the Corporation, its business and any Collateral upon a Default under Section 7.01(a) or (f) of the Credit Agreement or an Event of Default, are commercially reasonable and not manifestly unreasonable.

SECTION 18.10  INVALIDITY


               If any provision of this Security Agreement is found to be invalid or unenforceable, by a court of competent jurisdiction from which no further appeal right lies, that provision shall be deemed to be severed herefrom and the remaining provisions of this Security Agreement shall not be affected thereby but shall remain valid and enforceable.


SECTION 18.11  BINDING EFFECT


               This Security Agreement shall enure to the benefit of each of the Secured Parties and any Receiver and their respective successors and assigns and any subsequent holder of this Security Agreement and shall be binding on the Corporation, its legal representatives (including receivers, managers, receivers and managers and trustees) and its successors. Each reference to the Corporation in this Security Agreement shall be construed so as to include the successors of the Corporation to the extent the context so admits.


SECTION 18.12  STATUTORY WAIVERS


               To the fullest extent permitted by Applicable Law, the Corporation waives all of the rights, benefits and protections given by the provisions of any existing or future statute which imposes limitations upon the rights of a secured party or upon the methods of realization of security, including any seize or sue or anti-deficiency statute or any similar provisions of any other statute. In particular, the Corporation agrees that THE LIMITATION OF CIVIL RIGHTS ACT of the Province of Saskatchewan shall not apply to this Security Agreement or any of the rights of any of the Secured Parties or any Receiver hereunder.


SECTION 18.13  CURRENCY


               All references in this Security Agreement to monetary amounts, unless specifically provided, are to lawful currency of Canada. All sums of money payable under this Security Agreement shall be paid in the currency in which such sums are incurred or expressed as due hereunder.


SECTION 18.14  CURRENCY CONVERSIONS

               If the Administrative Agent receives or recovers any amount payable under this Security Agreement in a currency (the "RECOVERED AMOUNT") which is different than the currency in which the Secured Obligations are expressed (the "CONTRACT CURRENCY"), the Administrative Agent may convert the Recovered Amount to the Contract Currency at the rate of exchange which such Administrative Agent is able, acting in a reasonable manner and in good faith, to purchase the relevant amount of the Contract Currency. The amount of the Contract Currency resulting from any such conversion shall then be applied in accordance with the provisions of Section 17.4.


SECTION 18.15  JUDGMENT CURRENCY

               If, for the purposes of obtaining or enforcing judgment in any court in any jurisdiction, it becomes necessary to convert into the currency of the country giving such judgment (the "JUDGMENT CURRENCY") an amount due hereunder in a different currency (the "AGREED CURRENCY"), then the date on which the rate of exchange for conversion is selected by the court is referred to herein as the "CONVERSION DATE". If there is a change in the rate of exchange between the Judgment Currency and the Agreed Currency between the Conversion Date and the actual receipt by the Administrative Agent or any Receiver of the amount due hereunder or under any such judgment, the Corporation will, notwithstanding any such judgment, pay all such additional amounts as may be necessary to ensure that the amount received by the Administrative Agent or Receiver in the Judgment Currency, when converted at the rate of exchange prevailing on the date of receipt, will produce the amount due in the Agreed Currency. The Corporation's liability hereunder constitutes a separate and independent liability which shall not merge with any judgment or any partial payment or enforcement of payment of sums due under this Security Agreement.


SECTION 18.16  AMENDMENT

               No Agreement purporting to amend, supplement or otherwise vary this Security Agreement shall be binding upon either the Corporation or any of the Secured Parties unless that Agreement is in writing and signed by the Corporation and the Administrative Agent.


SECTION 18.17  RECEIPT OF COPY

               The Corporation acknowledges receipt of a copy of this Security Agreement and copies of the verification statements pertaining to the financing statements filed under the PPSA and under the personal property security statutes of other provinces by the Administrative Agent, on behalf of the Secured Parties, in respect of this Security Agreement. To the extent permitted by applicable law, the Corporation irrevocably waives the right to receive a copy of each financing statement or financing change statement filed under the PPSA or under such other personal property security statutes by any of the Secured Parties in respect of this Security Agreement or any other security agreement (or any verification statement pertaining thereto), and releases any and all claims or causes of action it may have against any Secured Parties for failure to provide any such copy.


SECTION 18.18  INFORMATION


               At any time the Administrative Agent may provide to any Person copies of this Security Agreement or information about it or about the Collateral or the Secured Obligations.


SECTION 18.19  COUNTERPARTS AND FACSIMILE SIGNATURES

               This Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Security Agreement.

               TO WITNESS THIS AGREEMENT, the Corporation has caused this Security Agreement to be duly executed as of the day and year first above written.




                                  ACCURIDE CANADA INC.

                                  By:
                                     ---------------------------------
                                     Name:
                                     Title:


                                     I have authority to bind the Corporation

                                   SCHEDULE A

                                   DEFINITIONS




"ACCOUNTS" means all accounts, and any item or part thereof, which are now owned by or are due, owing or accruing due to the Corporation or which may hereafter be owned by or become due, owing or accruing due to the Corporation or in which the Corporation now or hereafter has any other rights, including all debts, claims and demands of any kind whatever, claims against the Crown and claims under insurance policies.


"AGREEMENT" means any agreement, oral or written, any simple contract or specialty, and any indenture, instrument, bill of exchange or undertaking.


"APPLICABLE LAW" means any constitution or any federal, provincial, territorial, municipal, county or local statute, law, ordinance, code, rule, regulation or order (including any consent decree or administrative order), applicable to, or any directive, guideline, policy or License of any Governmental Body having jurisdiction with respect to any specified Person, property, transaction or event or any of such Person's business assets, and any order, judgment, award or decree of any Governmental Body or arbitrator in any proceeding or action to which the Person in question is a party or by which such Person or any of its business assets is bound.


"BUSINESS DAY" means any day other than a Saturday, a Sunday or a statutory or civic holiday in New York, New York and Toronto, Ontario.


"CREDIT AGREEMENT" means the Second Amended and Restated credit agreement dated as of July 27, 2001 among Accuride Corporation and Accuride Canada Inc. as borrowers, the Initial Lenders, Initial Issuing Bank, Initial Swing Line Bank named therein, the Administrative Agent, Salomon Smith Inc. as Arranger, Bankers Trust Company as Syndication Agent, and Wells Fargo Bank N.A. as Documentation Agent.


"GOVERNMENTAL BODY" means any international tribunal, agency, body, commission or other authority, any government, executive, parliament, legislature or local authority, or any governmental body, ministry, department or agency or regulatory authority, court, tribunal, commission or board of or within Canada or any foreign jurisdiction, or any political subdivision of any thereof or any authority having jurisdiction therein.


"INCLUDING" means including without limitation and shall not be construed to limit any word or statement which it follows to the specific or similar items or matters immediately following it, and "INCLUDE" and "INCLUDES" shall be construed in like manner.


"LICENSE" means any authorization, approval, consent, exemption, license, permit, franchise, concession or no-action letter from any Governmental Body having jurisdiction with respect to any specified Person, property, transaction or event, or with respect to any business or assets of such Person or from any Person in connection with any easements or contractual rights, including those listed in Schedule C;

"LIEN" means (i) any right of set-off or combination of accounts intended to secure the payment or performance of an obligation, (ii) any interest in property created by way of mortgage, pledge, charge, lien, assignment by way of security, hypothecation, security interest, hire purchase agreement, conditional sale agreement, deposit arrangement, title retention, capital lease, discount, factoring or securitization arrangement on recourse terms, (iii) any preference, priority, adverse claim, levy, execution, seizure, attachment, garnishment or other encumbrance which binds property and (iv) any agreement to grant any of the foregoing rights or interests.


"LOAN DOCUMENTS" has the defined meaning assigned to it in the Credit Agreement.


"LOSSES AND EXPENSES" means losses, costs, expenses, damages, penalties, causes of action, actions, judgments, suits, proceedings, claims, claims over, claims for contribution and indemnity, demands and liabilities, including any applicable court costs and legal fees and disbursements on a solicitor and client scale, and "LOSS AND EXPENSE" shall be construed in like manner.


"OBCA" means the BUSINESS CORPORATIONS ACT (Ontario).


"OBLIGATIONS" means indebtedness, obligations, responsibilities, duties and liabilities (actual or contingent, direct or indirect, matured or not, now existing or arising hereafter), whether arising by contract or statute, at law, in equity or otherwise, and "OBLIGATION" and "OBLIGATED" shall be construed in like manner.


"PERSON" means an individual, corporation, estate, partnership, trust, joint venture, other legal entity, unincorporated association or Governmental Body.


"PPSA" means the PERSONAL PROPERTY SECURITY ACT of the Province of Ontario.


"PROCEEDS" means all fixtures, proceeds and personal property in any form derived directly or indirectly from any dealing with any item or part of the Collateral, or that indemnifies or compensates for such property destroyed or damaged, and proceeds of Proceeds whether or not of the same type, class or kind as the original Proceeds, and any item or part thereof.


"RATE OF EXCHANGE" means the applicable rate of exchange including any premiums or costs payable in connection with the currency conversion being effected.


"RECEIVER" means any receiver, manager or receiver and manager for the Collateral or the business and undertaking of the Corporation appointed by the Administrative Agent or by a court on application by the Administrative Agent.


"RELATED RIGHTS" has the defined meaning assigned to it in Section 3.8.


"REPLACEMENTS" means all increases, additions and accessions to, and all substitutions for and replacements of, any item or part of the Collateral, and any item or part thereof.

"REPRESENTATIVE" of any Person means any director, officer, employee, agent, solicitor, accountant, financial advisor, expert, manager, consultant or other representative appointed, engaged or employed by such Person.


"REQUIRED APPROVALS" has the defined meaning assigned to it in Section 3.8.


"RIGHTS" means rights, powers, authorities, discretions, privileges, immunities and remedies (actual or contingent, direct or indirect, matured or not, now existing or arising hereafter), whether arising by contract or statute, at law, in equity or otherwise, and "RIGHT" shall be construed in like manner.


"SECURITY AGREEMENT" means this security agreement and all schedules attached hereto, and all references to "hereto", "herein", "hereof", "hereby" and "hereunder", including similar expressions, refer to this Security Agreement and not to any particular section or portion of it. References to "Article", "Section", or "Schedule" refer to the applicable article, section or schedule of this Security Agreement, as the case may be.


"SECURITY INTERESTS" means any and all Liens granted by the Corporation to the Administrative Agent under or pursuant to this Security Agreement.


"SUCCESSOR" of a body corporate shall be construed so as to include (i) any amalgamated or other corporation of which such body corporate or any of its successors is one of the amalgamating or merging corporations, (ii) any corporation resulting from any court approved arrangement of which such body corporate or any of its successors is party, (iii) any corporation resulting from the continuance of such body corporate or any successor of it under the laws of another jurisdiction of incorporation and (iv) any successor (determined as aforesaid or in any similar or comparable procedure under the laws of any other jurisdiction) of any corporation referred to in clause (i), (ii) or (iii). Each reference in this Security Agreement to any party hereto or any other Person shall (where the context so admits) include its successors.


"TAXES" means all taxes of any kind or nature whatsoever including federal large corporations taxes, provincial capital taxes, realty taxes (including utility charges which are collectible like realty taxes), business taxes, property transfer taxes, income taxes, sales taxes, customs duties, payroll taxes, levies, stamp taxes, duties, and all fees, deductions, compulsory loans and withholdings imposed, levied, collected, withheld or assessed as of the date hereof or at any time in the future, by any Governmental Body of or within Canada, or any other jurisdiction whatsoever having power to tax, together with penalties, fines, additions to tax and interest thereon.


"UNLIMITED LIABILITY COMPANY" means any unlimited liability company incorporated or otherwise constituted under the laws of the Province of Nova Scotia or any similar body corporate formed under the laws of any other jurisdiction whose members may at any time become responsible for any of the obligations of that body corporate.

                                   SCHEDULE B

                               ACCOUNT COLLATERAL


                                     PART 1
                           CASH CONCENTRATION ACCOUNTS

ACCURIDE CANADA INC.       The Bank of Nova Scotia       372-14 (CDN $
                           44 King Street West           Concentration Account)
                           Toronto, Ontario              29-17 (US $
                                                         Concentration Account)



                                     PART 2
                                PLEDGED ACCOUNTS

Nil



                                     PART 3
                                 OTHER ACCOUNTS

ACCURIDE CANADA INC.       The Bank of Nova Scotia       535-11 (Payroll)
                           44 King Street West           1143-16 (Payroll)
                           Toronto, Ontario              598-11 (Payroll)
                                                         805-19 (Payroll)
                                                         1001-10 (Payroll)
                                                         756-12 (Payroll)

                                   SCHEDULE C

                              INTELLECTUAL PROPERTY

                                     PART 1
                                     PATENTS
                                      None

                                     PART 2
                                   TRADE MARKS
                                      None

                                     PART 3
                                   COPYRIGHTS
                                      None

                                     PART 4
                                    LICENSES
                                      None

                                   SCHEDULE D

             CORPORATION'S ADDRESS(ES) AND LOCATION(S) OF COLLATERAL


ACCURIDE CANADA INC.           EQUIPMENT                       INVENTORY
                               31 Firestone Blvd               31 Firestone Blvd
                               London, Ontario                 London, Ontario

                                   SCHEDULE E

                           CORPORATION'S TRADE NAME(S)

none

                                   SCHEDULE F

                               INVESTMENT PROPERTY

none

                                   SCHEDULE G

                               ASSIGNED AGREEMENTS

Manufacturing Service Agreement by and between Accuride Corporation and Accuride Canada Inc. dated January 23,1998.

                                                           EXHIBIT A TO THE
                                                CANADIAN SECURITY AGREEMENT


           FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

               THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this "IP SECURITY AGREEMENT SUPPLEMENT") dated ________, ____, is made by ACCURIDE CANADA INC. (the "CORPORATION") in favor of CITICORP USA, INC. ("CUSA"), as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below).

               WHEREAS, Accuride Corporation, a Delaware corporation and Accuride Canada Inc., a corporation existing under the laws of Ontario, Canada, have entered into the second amended and restated Credit Agreement dated as of July 27, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), with Citicorp USA, Inc., as Administrative Agent and Administrative Agent, and the Lender Parties party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

               WHEREAS, pursuant to the Credit Agreement, the Corporation has executed and delivered that certain Security Agreement dated July 27, 2001 made by the Corporation to the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT").

               WHEREAS, under the terms of the Security Agreement, the Corporation has granted a security interest in the Additional Collateral (as defined in Section 1 below) of the Corporation to the Administrative Agent for the ratable benefit of the Secured Parties and has agreed as a condition thereof to execute this IP Security Agreement Supplement.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation agrees as follows:

               SECTION 1. CONFIRMATION OF GRANT OF SECURITY. The Corporation hereby acknowledges and confirms the grant of a security interest to the Administrative Agent for the ratable benefit of the Secured Parties under the Security Agreement in and to all of the Corporation's right, title and interest in and to the following (the "ADDITIONAL COLLATERAL"):


                     (i) The Canadian, international, and foreign patents,
               patent applications, and patent licenses set forth in Schedule A hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "PATENTS");

                     (ii) The Canadian and foreign trademark and service mark
               registrations, applications, and licenses set forth in Schedule A hereto (the "TRADEMARKS");

                     (iii) The copyrights, Canadian and foreign copyright
               registrations and applications and copyright licenses set forth in Schedule A hereto (the "COPYRIGHTS");

                     (iv) any and all claims for damages for past, present and
               future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

                     (v) any and all proceeds of the foregoing.

               SECTION 2. SUPPLEMENT TO SECURITY AGREEMENT AND IP SECURITY AGREEMENT. Schedule C to the Security Agreement is, effective as of the date hereof, hereby supplemented to add to such Schedule the Additional Collateral.

               SECTION 3. GOVERNING LAW. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein.

               IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   ACCURIDE CANADA INC.

                                   By:
                                        --------------------------------
                                        Name:
                                        Title:

                                   Address for Notices:

                                   -----------------------------

                                   -----------------------------

                                   -----------------------------

Acknowledged and agreed to as of the date first above written:

[--------------------]

By:
     ---------------
     Name:
     Title:

                                                            EXHIBIT B TO THE
                                                 CANADIAN SECURITY AGREEMENT


                         FORM OF PLEDGED ACCOUNT LETTER



                                                 ---------------, ----

[Name and address
of Pledged Account Bank]

Dear Sirs:

                            RE: ACCURIDE CANADA INC.

               Reference is made to the lockboxes listed on Schedule 1 hereto into which certain monies, instruments and other items are deposited from time to time listed on Schedule 1 hereto (such lockboxes the "PLEDGED ACCOUNTS") maintained with you by Accuride Canada Inc. (the "CORPORATION"). Pursuant to the Security Agreement dated as of July 27, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), the Corporation has granted to Citicorp USA, Inc., as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Secured Parties referred to in the second amended and restated Credit Agreement dated as of July 27, 2001, with Accuride Corporation and the Corporation as borrowers, the Administrative Agent and others, a security interest in certain property of the Corporation, including, among other things, the following (the "ACCOUNT COLLATERAL"): each Pledged Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such Pledged Account, all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral. It is a condition to the continued maintenance of the Pledged Accounts with you that you agree to this letter agreement.

               By executing this letter agreement, you acknowledge notice of, and consent to the grant of the security interest in, and the pledge and assignment of, the Account Collateral to the Administrative Agent for the benefit of the Secured Parties and you confirm to the Administrative Agent that the description of the Pledged Accounts set forth on Schedule 1 hereto is correct and that you have not received any notice of any other security interest in, pledge or assignment of, or other claim (other than that of the Corporation) on, any of the Pledged Accounts. Further, you hereby agree with the Administrative Agent that:

         (a) Notwithstanding anything to the contrary in any other agreement relating to any Pledged Account, each Pledged Account is and will be subject to the security interest, pledge and assignment created under the Security Agreement, will be maintained solely for the benefit of the Secured Parties in accordance with the provisions of the Loan Documents, will have the title set forth opposite the account number therefor on Schedule

         1 hereto and will be transferred as provided in (f) below or as otherwise instructed by the Administrative Agent. Only the Administrative Agent is authorized to withdraw amounts from, to draw upon, or, except as otherwise set forth herein, to otherwise exercise any powers with respect to the Pledged Accounts and the funds deposited therein. The Administrative Agent authorizes and directs that the sole signatories authorized to act on behalf of the Administrative Agent with respect to the Pledged Accounts are and shall be such officers of the Administrative Agent as the Administrative Agent may from time to time designate in a writing acceptable to you. You may rely without liability on any such written designation, absent manifest error, unless and until you receive a written designation to the contrary. Any such written designation shall include the specimen signature of each authorized officer of the Administrative Agent.

         (b) You will collect mail from each Pledged Account on each of your business days at times that coincide with the delivery of mail thereto.

         (c) You will follow your usual operating procedures for the handling of any remittance that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc. received in any Pledged Account.

         (d) You will endorse and process all eligible cheques and other remittance items not covered by paragraph (c) and deposit such cheques and remittance items in the Pledged Accounts.

         (e) You will maintain a record of all cheques and other remittance items received in each Pledged Account and, in addition to providing the Corporation with photostats, vouchers, enclosures, etc. of such cheques and remittance items on a daily basis, furnish to the Administrative Agent a monthly statement of each Pledged Account, to be mailed or telecopied to the Administrative Agent at 388 Greenwich Street, 19th Floor, New York, New York, 10013, Attention: Mark Floyd, telecopy number (212) 816-0636.

         (f) You will transfer, in same day funds, on each of your business days, all amounts collected from each Pledged Account on such day to the following accounts (the "CASH CONCENTRATION ACCOUNTS"):

         ACCURIDE CANADA INC.   The Bank of Nova Scotia   Account No.  372-14 (for
                                44 King Street West       Canadian  $  funds)  or
                                Toronto, Ontario          Account  No.  29-17 (for US
                                                          $ funds)

         Each such transfer of funds shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

         (g) All transfers referred to in paragraph (f) above shall be made by you irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and you will not seek to recover from the Administrative Agent for any reason any such payment once made.

         (h) All service charges and fees with respect to any Pledged Account shall be payable by the Corporation, and deposited cheques returned for any reason shall not be charged to the applicable Pledged Account, but may be charged to another account maintained by the Corporation with you.

         (i) The Administrative Agent shall be entitled to exercise any and all rights of the Corporation in respect of the Pledged Accounts and the other Account Collateral in accordance with the terms of the Security Agreement, and you shall comply in all respects with such exercise.

               You hereby represent and warrant that the person executing this letter agreement on your behalf is duly authorized to do so.

               No amendment or waiver of any provision of this letter agreement, nor consent to any departures by you or the Corporation herefrom, shall be effective unless the same shall be in writing as signed by you, the Corporation and the Administrative Agent.

               This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Secured Parties and their successors, transferees and assigns. You may terminate this letter agreement upon thirty days' prior written notice to the Corporation and the Administrative Agent. Upon such termination you shall close the Pledged Accounts and transfer all funds in the Pledged Accounts to the Cash Concentration Accounts or another account as instructed by the Administrative Agent at such time. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Cash Concentration Accounts or to such other account as instructed by the Administrative Agent at such time all funds and other property received in respect of the Pledged Accounts.

               This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of an original executed counterpart of this letter agreement.

               Please indicate your acknowledgment of and agreement to the provisions of this letter agreement by signing in the appropriate space provided below and returning this letter agreement to Citicorp USA, Inc., 388 Greenwich Street, 19th Floor, New York, New York, 10013, Attention: Mark Floyd, telecopy number (212) 816-0636. If you elect to deliver this letter agreement by telecopier, please arrange for the executed original to follow by next-day courier.

               This letter agreement shall be governed by and construed in accordance with the laws of the Province of Ontario, and the laws of Canada applicable therein.

                                 Very truly yours,

                                 ACCURIDE CANADA INC.



                                 By:
                                     ----------------------------------------
                                     Name:
                                     Title:

                                 CITICORP USA, INC., as Administrative
                                 Agent

                                 By:
                                     ----------------------------------------
                                     Name:
                                     Title:



               Acknowledged and agreed to as of the date first above written:

               [NAME OF PLEDGED ACCOUNT BANK]

               By:
                    -----------------------------
                                                 Name:                    Title:

                                                            EXHIBIT C TO THE
                                                 CANADIAN SECURITY AGREEMENT

                        FORM OF CONSENT AND AGREEMENT

               The undersigned hereby (a) acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated as of July 27, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT", the terms defined therein being used herein as therein defined) from Accuride Canada Inc. (the "CORPORATION") to Citicorp USA, Inc., as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Secured Parties referred to therein, (b) consents in all respects to the pledge and assignment to the Administrative Agent of all of the Corporation's right, title and interest in, to and under the Assigned Agreement (as defined below) pursuant to the Security Agreement,
(c) acknowledges that the Corporation has provided it with notice of the right of the Administrative Agent in the exercise of its rights and remedies under the Security Agreement to make all demands, give all notices, take all actions and exercise all rights of the Corporation under the Assigned Agreement, and (d) agrees with the Administrative Agent that:

         (i) The undersigned will make all payments to be made by it under or in connection with the __________ Agreement dated _______________, ____ (the "ASSIGNED AGREEMENT") between the undersigned and the Corporation directly to the Cash Concentration Account of the Corporation with The Bank of Nova Scotia at 44 King Street West, Toronto, Ontario, Account No. 372-14 (in the case of Canadian $ funds) or Account No. 29-17 (in the case of US $ funds), or otherwise in accordance with the instructions of the Administrative Agent.

         (ii) All payments referred to in paragraph (i) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from any Secured Party for any reason any such payment once made.

         (iii) The Administrative Agent or its designee shall be entitled to exercise any and all rights and remedies of the Corporation under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

         (iv) The undersigned will not, without the prior written consent of the Administrative Agent, (A) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof, or (B) amend, amend and restate, supplement or otherwise modify the Assigned Agreement, except, in each case, to the extent otherwise permitted under the Credit Agreement referred to in the Security Agreement.

         (v) In the event of a default by the Corporation in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the undersigned to terminate or suspend its obligations under the Assigned Agreement, the undersigned shall not terminate the Assigned Agreement until it first gives written notice thereof to the Administrative Agent and permits the Corporation and the Administrative Agent the period of time afforded to the Corporation under the Assigned Agreement to cure such default.

         (vi) The undersigned shall deliver to the Administrative Agent, concurrently with the delivery thereof to the Corporation, a copy of each notice, request or demand given by the undersigned pursuant to the Assigned Agreement.

         (vii) Except as specifically provided in this Consent and Agreement, neither the Administrative Agent nor any other Secured Party shall have any liability or obligation under the Assigned Agreement as a result of this Consent and Agreement, the Security Agreement or otherwise.

               This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Secured Parties and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

               IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.


               Dated:  _______________, ____    [NAME OF OBLIGOR]


                                                By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                             EXHIBIT D TO THE
                                                  CANADIAN SECURITY AGREEMENT


                    FORM OF CASH CONCENTRATION ACCOUNT LETTER


                                                          July _____, 2001.

               The Bank of Nova Scotia
               44 King Street West
               Toronto, Ontario
               -

               Dear Sirs:

                           RE: ACCURIDE CANADA INC.

               Reference is made to accounts nos. 372-14 and 29-17 (together, the "CASH CONCENTRATION Accounts"), in each case into which certain monies, instruments and other items are deposited from time to time maintained with you by Accuride Canada Inc. (the "CORPORATION"). Pursuant to the Security Agreement dated as of July 27, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), the Corporation has granted to Citicorp USA, Inc., as Administrative Agent (together with any successor Administrative Agent appointed pursuant to Article VIII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Secured Parties referred to in the second amended and restated Credit Agreement dated as of July 27, 2001, with the Corporation, a security interest in, and upon the issuance of written instructions of the Administrative Agent pursuant to paragraph (e) below, certain property of the Corporation, including, among other things, the following (the "ACCOUNT COLLATERAL"): each of the Cash Concentration Accounts, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing either of the Cash Concentration Accounts, all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral. It is a condition to the continued maintenance of the Cash Concentration Accounts with you that you agree to this letter agreement.

               By executing this letter agreement, you acknowledge notice of, and consent to the grant of the security interest in, and the pledge and assignment of, the Account Collateral to the Administrative Agent for the benefit of the Secured Parties and you confirm to the Administrative Agent that the description of the Cash Concentration Accounts set forth above is correct and that you have not received any notice of any other security interest in, pledge or assignment of, or other claim (other than that of the Corporation) on, any of the Cash Concentration Accounts. Further, you hereby agree with the Administrative Agent that:

               (a) Notwithstanding anything to the contrary in any other agreement relating to any Cash Concentration Account, each Cash Concentration Account is and will be subject to the security interest, pledge and assignment created under the Security Agreement, will have the title and account number therefor set forth above and, after a Default occurs under Section 7.01(a) or (f) of the Credit Agreement and is continuing, or upon the occurrence of an Event of Default, will be subject to written instructions only from an officer of the Administrative Agent. Upon the issuance of written
                                              ----     -------------------
         instructions by the Administrative Agent pursuant to paragraph (e)
         -------------------                      -------------------------
         below, only the Administrative Agent will be authorized to withdraw
         ------------------------------------
         amounts from, to draw upon, or, except as otherwise set forth herein, to otherwise exercise any powers with respect to the Cash Concentration Accounts and the funds deposited therein. You agree to
                                                                 ------------
         follow any written instructions of the Administrative Agent without
         -------------------------------------------------------------------
         any further consent from the Corporation. The Administrative Agent
         ----------------------------
         authorizes and directs that the sole signatories authorized to act on behalf of the Administrative Agent with respect to the Cash Concentration Accounts are and shall be such officers of the Administrative Agent as the Administrative Agent may from time to time designate in a writing acceptable to you. You may rely without liability on any such written designation, absent manifest error, unless and until you receive a written designation to the contrary. Any such written designation shall include the specimen signature of each authorized officer of the Administrative Agent.

               (b) You will follow your usual operating procedures for the handling of any remittance that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc. received in any Cash Concentration Account.

               (c) You will endorse and process all eligible cheques and other remittance items not covered by paragraph (b) and deposit such checks and remittance items in the Cash Concentration Accounts.

               (d) You will maintain a record of all cheques and other remittance items received in each Cash Concentration Account and, in addition to providing the Corporation with photostats, vouchers, enclosures, etc. of such cheques and remittance items on a daily basis, furnish to the Administrative Agent a monthly statement of each Cash Concentration Account, to be mailed or telecopied to the Administrative Agent at 388 Greenwich Street, 19th Floor, New York, New York, 10013, Attention: Mark Floyd, telecopy number (212) 816-0636.

               (e) After a Default occurs under Section 7.01(a) or (f) of the Credit Agreement and is continuing, or upon the occurrence of an Event of Default, the Administrative Agent shall be entitled to exercise any and all rights of the Corporation in respect of the Cash Concentration Accounts and the other Account Collateral in accordance with the terms of the Security Agreement, and you shall comply in all respects with such exercise and any instructions of the Administrative Agent pursuant thereto.

               You hereby represent and warrant that the person executing this letter agreement on your behalf is duly authorized to do so.

               No amendment or waiver of any provision of this letter agreement, nor consent to any departures by you or the Corporation herefrom, shall be effective unless the same shall be in writing as signed by you, the Corporation and the Administrative Agent.

               This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Secured Parties and their successors, transferees and assigns. You may terminate this letter agreement upon thirty days' prior written notice to the Corporation and the Administrative Agent. Upon such termination you shall close the Cash Concentration Accounts and transfer all funds in the Cash Concentration Accounts to such account as instructed by the Administrative Agent at such time.

               This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of an original executed counterpart of this letter agreement.

               Please indicate your acknowledgment of and agreement to the provisions of this letter agreement by signing in the appropriate space provided below and returning this letter agreement to Citicorp USA, Inc., 388 Greenwich Street, 19th Floor, New York, New York, 10013, Attention: Mark Floyd, telecopy number (212) 816-0636. If you elect to deliver this letter agreement by telecopier, please arrange for the executed original to follow by next-day courier.

               This letter agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein.

                                          Very truly yours,

                                          ACCURIDE CANADA INC.

                                          By:
                                               ------------------------------
                                               Name:
                                               Title:

                                          CITICORP USA, INC., as Administrative
                                          Agent

                                          By:
                                              ----------------------
                                              Name:
                                              Title:

               Acknowledged and agreed to as of
               the date first above written:
               THE BANK OF NOVA SCOTIA


               By:
                     --------------------
                                          Name:
                                          Title:

                                                           EXHIBIT E TO THE
                                                CANADIAN SECURITY AGREEMENT



                    FORM OF CASH COLLATERAL ACCOUNT LETTER

                             Accuride Canada Inc.
                             31 Firestone Blvd.,
                               London, Ontario
                                   N5W 6E6

                                                                     [Date]
               Citibank Canada
               - Front Street
               Toronto, Ontario
               -
               Attention: -

               [Citibank, N.A.
               399 Park Avenue
               New York, New York 10043
               Attention:  _______________]

               Dear Sirs:

                           RE: ACCURIDE CANADA INC.

               Reference is made to deposit account no.___________ (the "CASH COLLATERAL ACCOUNT") maintained with you by Accuride Canada Inc. (the "CORPORATION"). Pursuant to the Security Agreement dated as of July 27, 2001 (as amended, supplemented or otherwise modified hereafter from time to time, the "SECURITY AGREEMENT"; terms defined therein and not otherwise defined herein being used herein as therein defined) made by the Corporation in favor of Citicorp USA, Inc., as administrative agent (together with any successor thereto appointed pursuant to Article VIII of the Second Amended and Restated Credit Agreement dated as of July 27, 2001 among Accuride Corporation, the Corporation, the Initial Lenders as referred to therein, Citicorp USA, Inc. and others, the "ADMINISTRATIVE AGENT") for the Secured Parties referred to therein, the Corporation has granted to the Administrative Agent, on behalf of the Secured Parties, sole and exclusive control of the Cash Collateral Account and a lien on and security interest in certain property and assets of the Corporation, including, among other things, the following (collectively, the "ACCOUNT COLLATERAL"):

               (a) the Cash Collateral Account, all of the funds held therein and all of the certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Account; and

               (b) all of the Collateral Investments made on behalf of the Corporation from time to time and all of the certificates and instruments, if any, from time to time representing or evidencing any such Collateral Investments; and

               (c) all of the interest, dividends, distributions, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

               (d) all of the proceeds of any and all of the foregoing Account Collateral. It is a condition to the continued maintenance of the Cash Collateral Account with you that you agree to this letter agreement.

               By signing this letter agreement, you acknowledge notice of, and consent to the terms and conditions of, the Security Agreement and the grant of the lien and security interest in, and the pledge and assignment of, the Account Collateral to the Administrative Agent, on behalf of the Secured Parties, and you confirm to the Administrative Agent that (a) the Cash Collateral Account is maintained with you at your offices at [Citibank Canada, - Front Street, Toronto, Ontario, -]/[Citibank, N.A., 399 Park Avenue, New York, New York, 10043], and is entitled "_____________, cash collateral account for the benefit of Citicorp USA, Inc., as Administrative Agent" and the account number therefor is as set forth in the paragraph of this letter, and (b) you have not received any notice of any other lien or security interest in, pledge or assignment of, or other claim (other than that of the Corporation) on or to the Cash Collateral Account or any of the other Account Collateral. Further, you hereby agree with the Administrative Agent that:

               (i) The Cash Collateral Account will be maintained solely for the benefit of the Administrative Agent, on behalf of the Secured Parties, will be and remain entitled as set forth above and will be subject to written instructions only from an officer of the Administrative Agent.

               (ii) Notwithstanding anything to the contrary in any agreement relating to the Cash Collateral Account, the Cash Collateral Account is and will be subject to the terms and conditions of the Security Agreement and such applicable laws (including, without limitation, such applicable regulations of the Bank of Canada, the Superintendent of Financial Institutions and of any other appropriate banking or other governmental authority) as are in effect from time to time, and to the extent any term or condition of this letter agreement is inconsistent with the terms and conditions of the Security Agreement, the terms and conditions of the Security Agreement shall govern; PROVIDED, HOWEVER, that you shall not be liable for any amendment, supplement or other modification of any term or condition of the Security Agreement until you have received notice of such amendment, supplement or other modification from the Administrative Agent, and you hereby agree to promptly amend this letter agreement to comply with any such amendment, supplement or other modification. The Administrative Agent shall be entitled to exercise any and all rights of the Corporation in respect of the Cash Collateral Account in accordance with the terms of the Security Agreement, and you shall comply in all respects with such exercise.

               (iii) You will follow your usual operating procedures for the handling of any remittance received in the Cash Collateral Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or post-dated items, missing signatures, incorrect payees, etc. that are received for deposit in the Cash Collateral Account.

               (iv) You are hereby authorized by each of the Corporation and the Administrative Agent to endorse and process, and you hereby agree to endorse and process, all eligible cheques and other remittance items not covered by subparagraph (iii) above and to deposit such cheques and remittance items into the Cash Collateral Account.

               (v) You will maintain a record of all cheques, deposits and other remittance items received in, and all disbursements made from, the Cash Collateral Account and, in addition to providing the Corporation with photostats, vouchers, enclosures, records and other documents of such cheques, deposits and disbursements on a monthly basis, you will furnish to the Administrative Agent a monthly statement of the Cash Collateral Account (which statement shall be mailed or telecopied to the Administrative Agent at the address set forth therefor below its name on the signature pages to this letter agreement).

               (vi) In accordance with written instructions received from the Administrative Agent, you will, subject to the provisions hereof, from time to time (A) invest amounts on deposit in the Cash Collateral Account in such Cash Equivalents as are set forth in such instructions of the Administrative Agent in the name of the Administrative Agent, on behalf of the Corporation, and (B) invest interest paid on the Cash Equivalents referred to in subclause
         (vi)(A) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents as are set forth in the instructions of the Administrative Agent in the name of the Administrative Agent, on behalf of the Corporation (the Cash Equivalents referred to in subclauses (vi)(A) and (vi)(B) above being collectively "COLLATERAL INVESTMENTS"). All of the Collateral Investments and all of the interest and proceeds that are not invested or reinvested in Collateral Investments as provided above in this subparagraph (vi) shall constitute part of the Account Collateral.

               (vii) You shall promptly notify each of the Corporation and the Administrative Agent if the Cash Collateral Account (A) becomes subject to any writ, garnishment, judgment, warrant of attachment, execution or similar process or (B) becomes, or is asserted to have become, subject to any lien, security interest, adverse claim or other encumbrance of any person or entity other than the Administrative Agent.

               (viii) All transfers from the Cash Collateral Account shall be made by you irrespective of, and without deduction for, any counterclaim, defense, recoupment, setoff or similar rights in your favor and shall be final, and you will not seek to recover from the Administrative Agent for any reason any such payment once made; PROVIDED, HOWEVER, that you may charge against the Cash Collateral Account the face amount of any item deposited into or credited to the Cash Collateral Account which is subsequently returned unpaid due to uncollected or insufficient funds. Each such transfer of funds shall neither comprise only a part of a remittance nor reflect the rounding off of any funds so transferred.

               (ix) All service charges and fees with respect to the Cash Collateral Account shall be payable by the Corporation, but may be charged to another deposit account maintained by the Corporation with you (other than any other Cash Collateral Account maintained with you).

               (x) The lien and security interest of the Administrative Agent, on behalf of itself and the other Secured Parties, in the Cash Collateral Account and the other Account Collateral of the Corporation shall not be terminated until you receive notice of such termination from the Administrative Agent.

               You hereby represent and warrant that the person executing this letter agreement on your behalf is duly authorized and fully empowered to do so.

               You shall exercise reasonable care in performing your duties and responsibilities in respect of the Account Collateral and in fulfilling your obligations under or in respect of this letter agreement. You shall not be held liable for any claims, damages, losses or expenses incurred by the Corporation or the Administrative Agent in connection therewith other than for (a) claims, damages, losses or expenses resulting from your gross negligence or willful misconduct or (b) your failure to maintain the Account Collateral or to fulfill your obligations under or in respect of this letter agreement with reasonable care; PROVIDED, HOWEVER, that in such case your liability shall extend only to any direct loss resulting therefrom, as opposed to any consequential or special loss or damage. Except as expressly agreed to in this letter agreement, you have no duty other than reasonable care and other customary duties with respect to the Cash Collateral Account and the other Account Collateral and the monitoring and safeguarding of all of the items deposited into the Cash Collateral Account.

               No amendment or waiver of any provision of this letter agreement, and no consent to any departure by you or the Corporation herefrom, shall be effective unless the same shall be in writing as signed by each of you, the Corporation and the Administrative Agent.

               This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of, and be enforceable by, the Administrative Agent and the other Secured Parties and their respective successors, transferees and assigns. You may terminate this letter agreement upon 30 days' prior written notice to the Corporation and the Administrative Agent. Upon such termination, you (a) shall close the Cash Collateral Account and transfer all funds in the Cash Collateral Account in accordance with the instructions of the Administrative Agent and (b) shall nonetheless remain obligated promptly to transfer to the Administrative Agent, as instructed by the Administrative Agent at such time, all funds and other property and assets received in respect of the Cash Collateral Account.

               This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement shall be effective as delivery of a manually executed counterpart of this letter agreement.

               This letter agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario, and the laws of Canada applicable therein.

               Please indicate your acknowledgment of and agreement to the provisions of this letter agreement by signing in the appropriate space provided below and returning this letter agreement to Citicorp USA, Inc., 388 Greenwich Street, New York, New York 10013, Telecopier No.: (212) 816-0636,
================                     ======
Attention: Mark Floyd. If you elect to deliver this letter agreement by
           ==========
telecopier, please arrange for the executed original to follow by next-day courier.

                              Very truly yours,

                              ACCURIDE CANADA INC. as borrower


                              By
                                  ----------------------------------------------
                                  Name:
                                  Title:



                                 PERSON AND ADDRESS FOR NOTICES:


                                 Attention: -
                                 Accuride Canada Inc.
                                 31 Firestone Blvd.,
                                 London, Ontario
                                 N5W 6E6
                                 Tel: (519) -
                                 Fax: (519) 453-0395

                              CITICORP USA, INC., as Administrative
                              Agent
                              By
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                  PERSON AND ADDRESS FOR NOTICES:
                                  Attn: Mark Floyd
                                  Citicorp USA, Inc.
                                  388 Greenwich Street
                                  ====================
                                  New York, New York  10013

               Acknowledged and agreed to as of
               the date first above written:

               [CITIBANK, N.A./CITIBANK CANADA]

               By
                 -----------------------------
                 Name:
                 Title:

PERSON AND ADDRESS FOR NOTICES:
               [Citibank, N.A.
               399 Park Avenue
               New York, NY  10043
               Attn: -
               Tel: (212) 559-5320
               Fax: (212) 758-6278]
               [Citibank Canada
               - Front Street
               Toronto, Ontario
               -
               Attention: -
               Tel: (416) -
               Fax: (416) -]